UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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NEW YORK REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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405 Park Avenue
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 29, 2014

April   , 2014

To the Stockholders of New York REIT, Inc.:

I am pleased to invite our stockholders to the 2014 Annual Meeting of Stockholders (“Annual Meeting”) of New York REIT, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Thursday, May 29, 2014 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 10:15 a.m. (local time). At the Annual Meeting, you will be asked to (i) elect five members to the Board of Directors, (ii) ratify the audit committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for 2014, (iii) vote on certain amendments to the Company’s charter and (iv) consider and act on such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on Monday, April 14, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about the proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Boston Financial Data Services, Inc. at 1-888-772-2337.

Whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. You may authorize a proxy to vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the postage paid return envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, reminding you to vote your shares.

You are cordially invited to attend the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ Michael A. Happel
President

NEW YORK REIT, INC.

i

Page
Proposal No. 3 — Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Regarding Our Equity Stock and Stockholders	30
Proposal No. 4 — Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Regarding Our Board of Directors	33
Proposal No. 5 — Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Limiting and Regulating Certain Powers of the Company	35
Proposal No. 6 — Approval of Proposed Amendments to the Charter to Revise or Add Provisions Restricting Transfer and Ownership of Shares	37
Proposal No. 7 — Approval of Proposed Amendments to the Charter to Remove Provisions Stating that the Guidelines Control Interpretations of Our Charter	38
Proposal No. 8 — Approval of Proposed Amendments to the Charter Relating to the Nonassessable Status and Vote Per Share of Common Stock	39
Proposal No. 9 — Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Relating to Our sponsor, Advisor and Their Affiliates	40
Proposal No. 10 — Approval of Proposed Amendments Regarding Conforming Changes and Other Ministerial Modifications to and Restatement of the Charter	42
Section 16(a) Beneficial Ownership Reporting Compliance	43
Code of Ethics	43
Compensation Committee Interlocks and Insider Participation	44
Other Matters Presented for Action at the 2014 Annual Meeting	44
Stockholder Proposals for the 2015 Annual Meeting	45
Stockholder Proposals in the Proxy Statement	45
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	45
Exhibit A-I
Exhibit A-II

ii

NEW YORK REIT, INC.
405 Park Avenue — 15th Floor
New York, New York 10022

PROXY STATEMENT

The accompanying proxy card, mailed together with this proxy statement (this “Proxy Statement”) and our 2013 Annual Report, is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of New York REIT, Inc., a Maryland corporation (which we refer to in this Proxy Statement as the “Company”), for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue — 15th Floor, New York, New York 10022. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and our 2013 Annual Report were first mailed to our stockholders on or about         , April   , 2014.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting To Be Held on Thursday, May 29, 2014

This Proxy Statement and our 2013 Annual Report are available at: www.2voteproxy.com/arc.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Thursday, May 29, 2014, commencing at 10:15 a.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect five directors for one-year terms expiring in 2015 and until their successors are duly elected and qualified;
2.	ratify the audit committee’s appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent auditor for 2014;
3.	vote on certain amendments to the Company’s charter (as currently in effect, the “Charter”); and
4.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our Common Stock (as defined below) entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on April 14, 2014. As of the record date, 176,139,377 shares of our common stock, par value 0.01 per share (“Common Stock”) were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock has one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The enclosed proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Boston Financial Data Services, Inc. (“Boston Financial”) at 1-888-772-2337. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.2voteproxy.com/arc; or
•	by telephone, by calling 1-800-830-3542.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card enclosed with this Proxy Statement. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of the nominees for director named in the proxy, (ii) the ratification of the audit committee’s appointment of Grant Thornton as the Company’s independent auditor for 2012 and (iii) the approval of the proposed amendments to the Charter.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a plurality of votes cast at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of votes cast at the meeting is required to ratify the audit committee’s appointment of Grant Thornton as the Company’s independent auditor for 2014. A majority of votes entitled to be cast at the meeting is required to approve the proposed amendments to the Charter. Except with respect to the proposed amendments to the Charter, any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the effect of a vote “AGAINST” the proposed amendments to the Charter because the proposed amendments require a majoity of votes entitled to be cast at the meeting. A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Boston Financial to aid in the solicitation of proxies. Boston Financial will receive a fee of approximately $189,000 which includes the reimbursement for certain costs and out of pocket expenses incurred in connection with their services, all of which will be paid by us. In addition, our directors and officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of Boston Financial if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Boston Financial representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Boston Financial representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Boston Financial, then the Boston Financial representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Boston Financial representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Boston Financial will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and asking the stockholder to call Boston Financial immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at (212) 415-6500. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our Annual Report or Proxy Statement as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling us at (212) 415-6500 or by mailing a request to New York REIT, Inc., 405 Park Avenue, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Boston Financial, our proxy solicitor, at 1-888-772-2337.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2015 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 1, 2014 and ending at 5:00 p.m., Eastern Time, on December 31, 2014. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our Bylaws. Proposals should be sent via registered, certified or express mail to: 405 Park Avenue —  15th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr., Treasurer and Secretary. For additional information, see the section in this Proxy Statement captioned “Stockholder Proposals for the 2014 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” (I) THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE ANNUAL MEETING IN 2015 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED, (II) THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2014 (III) THE APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING OUR EQUITY STOCK AND STOCKHOLDERS, (IV) THE APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING OUR BOARD OF DIRECTORS, (V) THE APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY, (VI) THE APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE OR ADD PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES, (VII) THE APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE PROVISIONS STATING THAT THE NASAA REIT GUIDELINES CONTROL INTERPRETATION OF OUR CHARTER, (VIII) THE APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER RELATING TO THE NONASSESSABLE STATUS AND VOTE PER SHARE OF COMMON STOCK, (IX) THE APPROVAL OF PROPOSED AMENDMENTS TO REMOVE OR REVISE PROVISIONS RELATING TO OUR SPONSOR (AS DEFINED BELOW), ADVISOR (AS DEFINED BELOW) AND THEIR AFFILIATES AND (X) THE APPROVAL OF PROPOSED AMENDMENTS REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO AND RESTATEMENT OF THE CHARTER. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL NO. 1 —
ELECTION OF DIRECTORS

The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by New York Recovery Advisors, LLC (the “Advisor”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Bylaws provide that the number of directors shall not be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”) nor more than fifteen; provided, however, that the number of directors may be changed from time to time by resolution adopted by the affirmative vote of a majority of the Board. The number of directors on the Board is currently fixed at five.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2015 annual meeting of stockholders and until his successor is duly elected and qualifies: Messrs. Nicholas S. Schorsch, William M. Kahane, William G. Stanley, Robert H. Burns and Scott J. Bowman. Each nominee currently serves as a director of the Company.

The proxy holder named on the enclosed proxy card intends to vote “FOR” the election of each of the five nominees. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by a majority of votes cast at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company:

Name	Age	Position
Nicholas S. Schorsch	53	Chairman and Chief Executive Officer
William M. Kahane	65	Director
Scott J. Bowman	57	Independent Director
William G. Stanley	58	Independent Director
Robert H. Burns	84	Independent Director

Business Experience of Nominees

Nicholas S. Schorsch

Nicholas S. Schorsch has served as the chairman of the Board and chief executive officer of the Company since our formation in October 2009. Mr. Schorsch also has been the chief executive officer of our Advisor and New York Recovery Properties, LLC (our “Property Manager”) since their formation in November 2009. Mr. Schorsch served as chairman of the board of directors of American Realty Capital Trust, Inc. (“ARCT”) from August 2007 until January 2013, when ARCT completed its merger with Realty Income Corporation and, until March 2012, the chief executive officer, of ARCT, the ARCT advisor and the ARCT property manager since their formation in August 2007. Mr. Schorsch has served as the chief executive officer of the Phillips Edison — ARC Shopping Center REIT Inc. (“PE-ARC”) advisor since its formation in December 2009. Mr. Schorsch has been the chairman of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) and the chief executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Schorsch has served as executive chairman of the board of American Realty Capital Healthcare Trust, Inc. (“ARC HT”) and executive chairman of the ARC HT advisor and ARC HT property manager since March 2014 and previously served as the chairman and chief executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their formation in August 2010 until March 2014. Mr. Schorsch has been chairman and the chief executive officer of Business Development Corporation of America (“BDCA”) since its formation in May 2010. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”), the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Schorsch also has been the chairman and chief executive officer of American Realty Capital Properties, Inc. (“ARCP”) and chief executive officer of the ARCP manager since their formation in December 2010 and November 2010, respectively. Mr. Schorsch served as chairman and chief executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), and chief executive officer of the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Schorsch has been the chairman and chief executive officer of American Realty Capital Global Trust, Inc. (“ARC Global”) and chief executive officer of the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. He also served as the chief executive officer and chairman of the board of American Realty Capital Trust IV, Inc. (“ARCT IV”) and as chief executive officer of the ARCT IV Advisor and the ARCT IV property manager, in each case from their formation in February 2012 until the close of ARCT IV’s merger with ARCP in January 2014. Mr. Schorsch has been the executive chairman of the board of American Realty Capital Healthcare Trust II, Inc. (“ARC HT II”), the ARC HT II advisor and the ARC HT II property manager since March 2014, and previously served as chairman of the board of ARC HT II from its formation in October 2012 until March 2014. Mr. Schorsch has served as chairman of the board of directors of ARC Realty Finance Trust, Inc. (“ARC RFT”) since its formation in November 2012 and as chief executive officer of ARC RFT and the ARC RFT advisor since November 2012. Mr. Schorsch has served as the chairman of the board of directors and chief executive officer of American Realty Capital Trust V, Inc. (“ARCT V”) and as chief executive officer of the ARCT V advisor and the ARCT V property manager since their formation in January 2013. Mr. Schorsch has served as chairman of the board of directors of RCS Capital Corporation (“RCS Capital”) since February 2013 and as co-chief executive officer of RCS Capital Management since April 2013. He has also served as the chairman of the board of directors of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”) since its formation in July 2013 and as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Schorsch has served as a director of the general partner of American Energy Capital Partners, LP (“AEP”) since its formation in October 2013. Mr. Schorsch has served as chief executive officer and chairman of the board of directors of American Realty Capital New York City REIT, Inc. (“ARC NYCR”) and chief executive officer of the ARC NYCR advisor and the ARC NYCR property manager since their formation in December 2013.

From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust (“AFRT”) from its inception as a real estate investment trust (“REIT”) in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group (“AFRG”), and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University. We believe that Mr. Schorsch’s current experience as chairman and chief executive officer, as applicable, of PE-ARC, ARC RCA, ARC HT, ARC DNAV, ARC HT II, ARCP, ARC Global, ARCT V, ARC RFT, ARC HOST and RCS Capital, his previous experience as president, chief executive officer and vice chairman of AFRT and chairman and chief executive officer of ARCT, ARCT III and ARCT IV, and his significant real estate acquisition and credit underwriting experience, make him well qualified to serve as the chairman of our Board.

William M. Kahane

William M. Kahane has served as a director of the Company since our formation in October 2009. Mr. Kahane also served as president and treasurer of the Company from our formation in October 2009 until March 2012. He also served as the president and treasurer of our Advisor and our Property Manager from their formation in November 2009 until March 2012. Mr. Kahane has been active in the structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 until the close of ARCT’s merger with Realty Income Corporation in January 2013. He also served as a director of ARCT from August 2007 until January 2013. Mr. Kahane has served as a director of ARC RCA since its formation in July 2010. He also served as an executive officer of ARC RCA and the ARC RCA advisor from their formation in July 2010 and May 2010, respectively, until March 2012. Mr. Kahane also has been a director of PE-ARC and the president, chief operating officer and treasurer of the PE-ARC advisor since their formation in December 2009. Mr. Kahane served as a director of ARC DNAV and an executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager from their formation in September 2010 until March 2012. Mr. Kahane served as an executive officer of ARCT III from its formation in October 2010 until April 2012 and as an executive officer of the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until April 2012. Mr. Kahane has served as a director of ARC HT since its formation in August 2010 and had served as president and chief operating officer of ARC HT, the ARC HT advisor and the ARC HT property manager from their formation in August 2010 until March 2012. Mr. Kahane served as a director and executive officer of ARCP and as an executive officer of the ARCP advisor from their formation in December 2010 and November 2010, respectively, until March 2012. Mr. Kahane was reappointed as a director of ARCP in February 2013 in connection with the close of ARCP’s merger with ARCT III. Mr. Kahane also has been an interested director of BDCA since its formation in May 2010 and, until March 2012, was the president of BDCA. Mr. Kahane also served as president and chief operating officer of the BDCA advisor from its formation in June 2010 until March 2012. Mr. Kahane has served as chief executive officer and a director of RCS Capital since February 2013. Additionally, Mr. Kahane has served as chief executive officer and president of ARC HOST, as co-chief executive officer of the ARC HOST advisor and as chief executive officer of the ARC HOST property manager since August 2013. Mr. Kahane has also served as a director of ARC HT II since March 2013, of Phillips Edison — ARC Grocery Center REIT II, Inc. since August 2013 and of the general partner of American Energy Capital Partners, LP since October 2013. Mr. Kahane has served as a member of the investment committee of Aetos Capital Asia Advisors, a $3 billion series of opportunistic funds focusing on assets primarily in Japan and China, since 2008.

Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979. From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a managing director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the chairman. Mr. Kahane served as a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of AFRT’s board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC (“GF Capital”), a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Mr. Kahane also was on the board of directors of Catellus Development Corp., a NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an M.B.A. from Stanford University’s Graduate School of Business. We believe that Mr. Kahane’s current experience as a director of ARC RCA, ARC HT, BDCA, PE-ARC, ARC HT II and RCS Capital, his prior experience as an executive officer and director of ARC DNAV, ARCT III, ARCP and ARCT, his prior experience as chairman of the board of Catellus Development Corp. and his significant investment banking experience in real estate, make him well qualified to serve as a member of our Board of Directors.

Scott J. Bowman

Scott J. Bowman was appointed as an independent director of the Company in August 2011. Mr. Bowman was also appointed as an independent director of ARC Global in May 2012. Mr. Bowman was appointed as an independent director of ARCP in February 2013, following the close of ARCP’s acquisition of ARCT III. Mr. Bowman served as an independent director of ARCT III from February 2012 until February 2013. Mr. Bowman has over 20 years of experience in global brand and retail management in addition to retail store development. Mr. Bowman has served as the Group President of Global Retail and International Development at The Jones Group Inc. (NYSE: JNY) from June 2012 until March 2014. Mr. Bowman founded Scott Bowman Associates in May 2009 and has served as its chief executive officer since such time. Scott Bowman Associates provides global management, business development, retail market and network strategies, licensing, strategic planning and international strategy and operations support to leading retailers and consumer brands. From May 2005 until September 2008, Mr. Bowman served as president of Polo Ralph Lauren International Business Development where he was also a member of the executive committee and capital committee. From June 2007 until September 2008, Mr. Bowman served as chairman of Polo Ralph Lauren Japan. During his time with Polo Ralph Lauren, Mr. Bowman led the effort to transform the company’s business in Asia from a licensed structure to a direct, integrated subsidiary of Polo Ralph Lauren. The transformation included upgraded merchandising, marketing, store development processes, restructuring remaining partnership agreements as well as leading the effort to buy back control of key operating territories in Asia. From 2003 to 2005, Mr. Bowman served as founder and chief executive officer of Scott Bowman Associates International Retail Consultancy. From May 1998 until January 2003, Mr. Bowman served as an executive officer of two subsidiaries of LVMH Moet Hennessy Louis Vuitton. From February 2001 until January 2003, Mr. Bowman served as the chief executive officer of Marc Jacobs Int’l. From May 1998 until January 2001, he was the region president of Duty Free Shoppers. Mr. Bowman served as the chairman of the board of Colin Cowie Enterprises, a multi-platform digital events and lifestyle company, from its formation in March 2011 until July 2013. He was also a member of the boards of directors of Stuart Weitzman from February 2009 until April 2010 and The Health Back, a specialty and e-commerce retailer, from May 2004 until September 2007. Mr. Bowman received his B.A. from the State University of New York at Albany. We believe that Mr. Bowman’s extensive experience in global brand and retail management and retail store development make him well qualified to serve as a member of our Board.

William G. Stanley

William G. Stanley was appointed as an independent director of the Company in October 2009 and was appointed as our lead independent director in August 2012. Mr. Stanley also has served as an independent director of BDCA since January 2011 and as an independent director of ARC RCA since February 2011. Mr. Stanley was appointed as lead independent director of ARCT IV in January 2013 and served in that position until the completion of ARCT IV’s merger with ARCP in January 2014, at which time Mr. Stanley became an independent director of ARCP. Mr. Stanley also served as an independent director of ARCT from January 2008 until the close of its merger with Realty Income Corporation in January 2013. Mr. Stanley is the founder and managing member of Stanley Laman Securities, LLC (“SLS”), a FINRA member broker-dealer, since 2004, and the founder and president of The Stanley-Laman Group, Ltd (“SLG”), a registered investment advisor for high net worth clients since 1997. SLG has built a multi-member staff which critically and extensively studies the research of the world’s leading economists and technical analysts to support its tactical approach to portfolio management. Over its history, SLG and SLS have assembled an array of intellectual property in the investment, estate, tax and business planning arena. Mr. Stanley has earned designations as a Chartered Financial Consultant, Chartered Life Underwriter, and received his Master of Science in Financial Services from the American College in 1997. Mr. Stanley holds FINRA Series 7, 63 and 24 licenses. We believe that Mr. Stanley’s current experience as an independent director of ARC RCA, ARCT IV and BDCA, his prior experience as an independent director of ARCT, his significant background in the finance and investment management industry and his service on the board of directors of other public companies in the past, make him well qualified to serve as a member of our Board of Directors.

Robert H. Burns

Robert H. Burns was appointed as an independent director of the Company in October 2009. He was appointed as an independent director of ARC HT in March 2012. Mr. Burns has also served as an independent director of ARCT III from January 2011 to March 2012 and ARCT V since January 2013. He also served as an independent director of ARCT from January 2008 until January 2013 when ARCT closed its merger with Realty Income Corporation. Mr. Burns is a hotel industry veteran with an international reputation and over thirty years of hotel, real estate, food and beverage and retail experience. He founded and built the luxurious Regent International Hotels brand, which he sold in 1992. From 1970 to 1992, Mr. Burns served as chairman and chief executive officer of Regent International Hotels, where he was personally involved in all strategic and major operating decisions. Mr. Burns and his team of professionals performed site selection, obtained land use and zoning approvals, performed all property due diligence, financed each project by raising both equity and arranging debt, oversaw planning, design and construction of each hotel property, and managed each asset. Each Regent hotel typically contained a significant food and beverage element and high-end retail component, frequently including luxury goods such as clothing, jewelry, as well as retail shops. Mr. Burns opened the first Regent hotel in Honolulu, Hawaii, in 1970. From 1970 to 1979, the company opened and managed a number of prominent hotels, but gained international recognition in 1980 with the opening of The Regent Hong Kong, which had many amenities and attracted attention throughout the world. In all, Mr. Burns developed over 18 major hotel projects including the Four Seasons Hotel in New York City, the Beverly Wilshire Hotel in Beverly Hills, the Four Seasons Hotel in Milan, Italy, and the Four Seasons Hotel in Bali, Indonesia. Mr. Burns currently serves as chairman of Barings’ Chrysalis Emerging Markets Fund, a position he has held since 1991, and as a director of Barings’ Asia Pacific Fund, a position he has held since 1986. Additionally, he has been a member of the executive committee of the board of directors of Jazz at Lincoln Center in New York City since 2000. He also chairs the Robert H. Burns Foundation which he founded in 1992. The Robert H. Burns Foundation funds the education of Asian students at American schools. Mr. Burns frequently lectures at Stanford Business School. Mr. Burns served as a faculty member at the University of Hawaii from 1963 to 1994 and as president of the Hawaii Hotel Association from 1968 to 1970. Mr. Burns began his career in Sheraton’s Executive Training Program in 1958, and advanced within Sheraton and then within Westin Hotels from 1962 to 1963. He later spent eight years with Hilton International Hotels from 1963 to 1970. Mr. Burns graduated from the School of Hotel Management at Michigan State University in 1958 and the University of Michigan’s Graduate School of Business in 1960 after serving three years in the U.S. Army in Korea. For the past five years Mr. Burns has devoted his time to owning and operating Villa Feltrinelli on Lago di Garda, a small, luxury hotel in northern Italy, and working on developing hotel projects in Asia, focusing on Vietnam and China. We believe that Mr. Burns’ current experience as a director of ARC HT and ARCT V, his prior experience as a director of ARCT III and ARCT and his experience as a real estate developer for over 40 years, during which he developed over 18 major hotel projects, make him well qualified to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. NICHOLAS S. SCHORSCH, WILLIAM M. KAHANE, WILLIAM G. STANLEY, ROBERT H. BURNS AND SCOTT J. BOWMAN AS MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2015 ANNUAL STOCKHOLDERS MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is wholly owned by American Realty Capital III, LLC (the “Sponsor”), which is indirectly majority owned and controlled by Mr. Nicholas S. Schorsch, our chairman and chief executive officer, and Mr. William M. Kahane, one of the Company’s directors.

The Board of Directors held a total of 14 meetings during the fiscal year ended December 31, 2013 and took action by written consent on 12 occasions. All directors and nominees attended at least 75% of the total number of meetings while they were a member of the Board of Directors. All of our directors attended the 2013 annual stockholders’ meeting. We anticipate that all directors and nominees will attend the Annual Meeting. We encourage all directors and director nominees to attend our annual meetings of stockholders.

The Board of Directors has approved and organized an audit committee, a compensation committee and a nominating and corporate governance committee. The Company does not currently have a conflicts committee.

Leadership Structure of the Board of Directors

Nicholas S. Schorsch serves as both our chairman of the Board and our chief executive officer. As chief executive officer, Mr. Schorsch is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board of Directors believes that because the chief executive officer is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

On October 5, 2012, the Board of Directors appointed William G. Stanley as the lead independent director of the Company. The Board of Directors has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence, and enhance the Board’s ability to fulfill its management oversight responsibilities.

The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board of Directors’ meeting agendas, represents the views of the independent directors to management, facilitates communication among the independent directors and between management and the independent directors, acts as a liaison with service providers, officers, attorneys, and other directors generally between meetings, serves as a representative and speaks on behalf of the Company at external seminars, conferences, in the media and otherwise and otherwise assumes such responsibilities as may be assigned to him by the Board. Consistent with current practices, the Company compensates Mr. Stanley for acting as lead independent director.

The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the Board, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions, incurrence and assumptions of debt, its oversight of the Company’s executive officers and the Advisor, managing risks associated with independence of the members of the Board, and reviewing and approving all transactions with affiliated parties and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The audit committee oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board of Directors established an audit committee in September 2010. Our audit committee held five meetings during the fiscal year ended December 31, 2013. The charter of the audit committee is available to any stockholder who requests it c/o New York REIT, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022. The audit committee charter is also available on the Company’s website at http://www.nyrt.com by clicking on “Investor Relations — Audit Committee Charter.” Our audit committee consists of Messrs. William G. Stanley, Robert H. Burns and Scott J. Bowman, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. Also, each of the audit committee members is an independent director under the applicable rules of the New York Stock Exchange (the “NYSE”). The Board has determined that William G. Stanley is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC and is an independent director.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;

•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2013 is discussed below under the heading “Audit Committee Report.”

Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2015 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings” on page 45 of this Proxy Statement.

Nominating and Corporate Governance Committee

The Company has a standing nominating and corporate governance committee currently composed of Messrs. William G. Stanley, Robert H. Burns and Scott J. Bowman, each of whom is an independent director. Mr. Stanley is the chair of our nominating and corporate governance committee. The nominating and corporate governance committee was formed in 2014. The Board adopted a Charter for the Nominating and Corporate Governance Committee on March 31, 2014. The nominating and corporate governance committee charter is available on the Company website at http:/www.nyrt.com by clicking on “Nominating and Corporate Governance Committee Charter.” We have not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. The nominating and corporate governance committee is responsible for the following:

•	providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;
•	overseeing the self-evaluation of the Board of Directors and the Board of Director’s evaluation of management;
•	periodically reviewing and, if appropriate, recommending to the Board of Directors changes to our corporate governance policies and procedures; and
•	identifying and recommending to the Board of Directors potential director candidates for nomination.

Compensation Committee

The Board of Directors established a compensation committee on March 31, 2014. The compensation committee is comprised of William G. Stanley, Robert H. Burns and Scott J. Bowman, each of whom is an independent director. Mr. Stanley is the chair of our compensation committee. The charter of the compensation committee is available to any stockholder who sends a request to New York REIT, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022. The compensation committee charter is also available on the Company’s website at http://www.nyrt.com by clicking on “Compensation Committee Charter.” In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The compensation committee did not meet in 2013 as it had not yet been constituted. The principal functions of the compensation committee are to:

•	approve and evaluate all compensation plans, policies and programs as they affect the Company’s executive officers;
•	review and oversee management’s annual process, if any, for evaluating the performance of our senior officers and review and approve on an annual basis the remuneration for our senior officers;
•	oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent shares and other equity-based awards;
•	assist the Board of Directors and the chairman in overseeing the development of executive succession plans; and

•	determine from time to time the remuneration for our non-executive directors.

Oversight of Conflicts of Interest

The Company does not have a standing conflicts committee. Instead, the entire Board of Directors, including our independent directors, is responsible for approving transactions, and resolving other conflicts of interest, between the Company and its subsidiaries, on the one hand, and the Sponsor, any director, the Advisor or their respective affiliates, on the other hand. The Board of Directors, including a majority of the independent directors, is responsible for reviewing and approving all transactions with affiliated parties, all purchase or leases of properties from or sales or leases to an affiliate, and reviewing and approving all agreements and amendments to agreements between the Company and affiliates, including the Sponsor or Advisor and their subsidiaries.

During the fiscal year ended December 31, 2013, all of the members of the Board of Directors reviewed our policies and report that they are being followed by us and are in the best interests of our stockholders. Please read “Certain Relationships and Related Transactions — Affiliated Transactions Best Practices Policy.” Certain of the factors considered by the Board of Directors are set forth in the financial statements (including the footnotes thereto) and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K for the year ended December 31, 2013. The Board reviewed the material transactions between the Sponsor, the Advisor and their respective affiliates, on the one hand, and us, on the other hand, which occurred during the fiscal year ended December 31, 2013. The Board has determined that all our transactions and relationships with our Sponsor, Advisor and their respective affiliates during the fiscal year ended December 31, 2013 were fair and were approved in accordance with the policies referenced in “Certain Relationships and Related Transactions” below.

In March 2011, Realty Capital Securities, LLC (our “Legacy Dealer Manager”), an entity directly or indirectly under common control with the Sponsor that was retained by the Company to act as dealer manager in connection with the Company’s initial public offering, which terminated on December 11, 2013, adopted best practices guidelines related to affiliated transactions applicable to all the issuers whose securities are sold on its platform (which includes the Company) that requires that each such issuer adopt guidelines that, except under limited circumstances, (i) restrict such issuer from entering into co-investment or other business transactions with another investment program sponsored by the American Realty Capital group of companies and (ii) restrict sponsors of investment programs from entering into co-investment or other business transactions with their sponsored issuers. Accordingly, on March 17, 2011, all of the members of the Board voted to approve the Company’s affiliated transaction best practices policy incorporating the Legacy Dealer Manager’s best practices guidelines.

Director Independence

Our Bylaws provide that the number of directors shall not be less than the minimum required by the MGCL nor more than fifteen; provided, however, that the number of directors may be changed from time to time by resolution adopted by the affirmative vote of a majority of the Board. The Charter currently fixes the number of directors at five. A majority of these directors must be “independent” except for a period of up to 60 days after the death, resignation or removal of an independent director. An “independent director” is defined under the Charter as one who is not associated and has not been associated within the last two years, directly or indirectly, with our Sponsor or Advisor. A director is deemed to be associated with our Sponsor or Advisor if he or she: (a) owns an interest in our Sponsor, Advisor or any of their affiliates; (b) is employed by our Sponsor, Advisor or any of their affiliates; (c) is an officer or director of the Sponsor, Advisor or any of their affiliates; (d) performs services, other than as a director, for us; (e) is a director for more than three REITs organized by our Sponsor or advised by our Advisor; or (f) has any material business or professional relationship with our Sponsor, Advisor or any of their affiliates. A business or professional relationship is considered material per se if the gross revenue derived by the director from our Sponsor and our Advisor and affiliates exceeds 5% of the director’s (i) annual gross revenue, derived from all sources, during either of the last two years, or (ii) net worth, on a fair market value basis. An indirect relationship includes circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law, is or has been associated with our Sponsor, Advisor, any of their affiliates or us.

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Scott J. Bowman, William G. Stanley and Robert H. Burns have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of the NYSE’s director independence standards, as currently in effect. Our Board of Directors has determined that each of the three independent directors satisfy the listing standards for independence of the NYSE. There are no familial relationship between any of our directors and executive officers.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of New York REIT, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr., Treasurer and Secretary. Mr. Weil will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING
OFFICERS, DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation of Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our current executive officers, Messrs. Nicholas S. Schorsch, Edward M. Weil, Jr., Michael A. Happel and Gregory W. Sullivan are all employees of the Advisor and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. Additionally, Brian S. Block and Peter M. Budko, each of whom served as an executive officer during the year ended December 31, 2013, were also employees of the Advisor and did not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. As a result, we do not have, and our Board has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis,” a report from our compensation committee with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Principal Occupation and Positions Held
Nicholas S. Schorsch	53	Chairman of the Board of Directors and Chief Executive Officer
Michael A. Happel	51	President
Gregory W. Sullivan*	59	Chief Financial Officer and Chief Operating Officer
Edward M. Weil, Jr.	47	Treasurer and Secretary
William M. Kahane	65	Director
William G. Stanley	58	Independent Director
Robert H. Burns	84	Independent Director
Scott J. Bowman	57	Independent Director

*	Mr. Sullivan’s appointment as our Chief Financial Officer and Chief Operating Officer is effective as of April 21, 2014.

Nicholas S. Schorsch

Please see “Business Experience of Nominees” on pages 5-7 for biographical information about Mr. Schorsch.

William M. Kahane

Please see “Business Experience of Nominees” on page 7 for biographical information about Mr. Kahane.

Michael A. Happel

Michael A. Happel has served as president of the Company and the Advisor and Property Manager since March 2014. Prior to that time, Mr. Happel served as the Company’s executive vice president, chief investment officer and as an observer to the Board since the Company’s formation in October 2009 and as the executive vice president and chief investment officer of the Advisor and Property Manager since their formation in November 2009. Mr. Happel has also served as president of ARC NYCR and ARC NYCR’s advisor and property manager since their formation in December 2013. Mr. Happel has over 20 years of experience successfully investing in real estate, including office, retail, multifamily, industrial, and hotel properties, as well as real estate companies. From 1988 to 2002, he worked at Morgan Stanley & Co., specializing in real estate and becoming co-head of acquisitions for the Morgan Stanley Real Estate Funds (“MSREF”), in 1994. While at MSREF, he was involved in acquiring over $10 billion of real estate and related assets in MSREF I and MSREF II. As stated in a report prepared by Wurts & Associates for the Fresno County Employees’ Retirement Association for the period ending September 30, 2008, MSREF I generated approximately a 48% gross internal rate of return for investors and MSREF II generated approximately a 27% gross internal rate of return for investors. In 2002, Mr. Happel left Morgan Stanley & Co. to join Westbrook Partners, a large real estate private equity firm with over $5 billion of real estate assets under management at the time. From October 2004 to May 2009, he worked at Atticus Capital, a multi-billion dollar hedge fund, as the head of real estate with responsibility for investing primarily in REITs and other publicly traded real estate securities. Mr. Happel received a B.A. in economics from Duke University and a J.D. from Harvard Law School.

Gregory W. Sullivan

Gregory W. Sullivan became our chief financial officer and chief operating officer on April 21, 2014. Prior to that time, Mr. Sullivan served as chief financial officer, executive vice president and treasurer of STAG Industrial, Inc. (NYSE: STAG) (“STAG”), a real estate investment trust focused on the acquisition, ownership and management of single-tenant industrial properties throughout the United States, from STAG’s initial public offering in April 2011 until March 2014. Prior to STAG’s formation, Mr. Sullivan served on the Board of Managers of STAG Capital Partners, LLC and STAG Capital Partners III, LLC from 2004 to 2011. Mr. Sullivan served as Executive Vice President for Corporate Development for New England Development LLC (“NED”) from 2002 to 2011, where his role was to expand and diversify NED’s real estate and non-real estate private equity activities. Mr. Sullivan was also the Executive Vice President and Chief Financial Officer of TrizecHahn Corporation, a publicly traded real estate company headquartered in Toronto, from 1994 to 2001. From 1987 to 1994, Mr. Sullivan was employed in various capacities at AEW Capital Management in Boston including overseeing investments for the company’s real estate opportunity fund and heading the capital markets group. In addition, from 1982 to 1987, he was a senior finance officer at M/A-COM, Inc., a Boston based telecommunications company and, from 1980 to 1982, he was an investment banker at Smith Barney in New York. Mr. Sullivan received a B.S. degree from the University of Vermont and an M.B.A. from The Wharton School of the University of Pennsylvania.

Edward M. Weil, Jr.

Edward M. Weil, Jr. has served as treasurer and secretary of the Company since March 2012 and previously served as president of the Company from March 2012 until March 2014. Prior to such time, Mr. Weil served as executive vice president and secretary of the Company since our formation in October 2009. Mr. Weil has also been an executive officer of the Advisor and Property Manager since their formation in November 2009. Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. He has served as the executive vice president and secretary of the PE-ARC advisor since its formation in December 2009. Mr. Weil has served as an executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Weil has served as an executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Weil has served as an executive officer, and, beginning in March 2012, a director, of ARC DNAV, and has served as an executive officer of the ARC DNAV advisor and the ARC DNAV property manager since their formation in September 2010. Mr. Weil has served as a director of ARCP since March 2012 and as an executive officer of the ARCP manager since its formation in November 2012. Mr. Weil also served as an executive officer of ARCP from its formation in December 2010 until February 2013. Mr. Weil has been a director and an executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Weil served as the president, chief operating officer, treasurer and secretary of ARCT IV, the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 and as a director of ARCT IV from January 2013, in each case until the close of ARCT IV’s merger with ARCP in January 2014. Mr. Weil has served as a director of ARCT V since its formation in January 2013 and as president, chief operating officer, treasurer and secretary of ARCT V, the ARCT V advisor and the ARCT V property manager since their formation in January 2013. Mr. Weil has served as the president treasurer and secretary of ARC HT II, the ARC HT II advisor and the ARC HT II property manager since their formation in October 2012, and served as their chief operating officer from October 2012 through March 2014. Mr. Weil has served as president, treasurer, secretary and a director of RCS Capital since February 2013 and as president, treasurer and secretary of RCS Capital Management since April 2013. He has also served as the chief executive officer of Realty Capital Securities, LLC since December 2010. Mr. Weil has served as the executive vice president and secretary of the BDCA advisor since its formation in June 2010. Mr. Weil has served as president, chief operating officer, treasurer and secretary of the PE-ARC II advisor since July 2013. Mr. Weil has also served as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Weil served as the president, treasurer and secretary of ARC RFT and the ARC RFT advisor from November 2012 until January 2013. Mr. Weil was formerly the senior vice president of sales and leasing for AFRT from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.

William G. Stanley

Please see “Business Experience of Nominees” on page 8 for biographical information about Mr. Stanley.

Robert H. Burns

Please see “Business Experience of Nominees” on pages 8-9 for biographical information about Mr. Burns.

Scott J. Bowman

Please see “Business Experience of Nominees” on page 8 for biographical information about Mr. Bowman.

Compensation of Directors

The following table sets forth information regarding compensation of our directors during the fiscal year ended December 31, 2013:

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Nicholas S. Schorsch(1)	$—	$—	$—	$—	$—	$—	$—
William M. Kahane(2)	—	—	—	—	—	—	—
Scott J. Bowman(3)	62,500	27,000	—	—	—	—	89,500
William G. Stanley(4)	115,500	27,000	—	—	—	—	142,500
Robert H. Burns(5)	57,500	27,000	—	—	—	—	84,500

(1)	Mr. Schorsch, who is an executive officer of the Company, receives no additional compensation for serving as a director.
(2)	Mr. Kahane, who until March 2012, was an executive officer of the Company, receives no additional compensation for serving as a director.
(3)	Mr. Bowman earned fees in the amount of $63,250 for services as a director during the fiscal year ended December 31, 2012. The payment of $62,500 represents $55,000 and $7,500 for services rendered during the years ended December 31, 2013 and 2012, respectively.

(4)	Mr. Stanley earned fees in the amount of $116,250 for services as a director, including fees earned for being the lead director, during the fiscal year ended December 31, 2013. The $115,500 payment represents $108,000 and $7,500 for services rendered during the years ended December 31, 2013 and 2012, respectively.
(5)	Mr. Burns earned fees in the amount of $59,750 for services as a director during the fiscal year ended December 31, 2013. The $57,500 payment represents $51,500 and $6,000 for services rendered during the years ended December 31, 2013 and 2012, respectively.

We pay to each of our independent directors an annual fee for his or her services of $100,000, $50,000 of which is payable in the form of cash and $50,000 of which is payable in the form of restricted shares of common stock (one third of which vests in each of the succeeding three years). The lead independent director receives an additional annual fee of $105,000, payable in cash. The lead independent director may elect to receive restricted shares of common stock (one third of which vests in each of the succeeding three years) in lieu of all or a portion of the $105,000 additional annual fee. Each independent director receives $30,000 in cash in the aggregate as an annual fee for his or her service on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each independent director may elect to receive restricted shares of common stock (one third of which vests in each of the succeeding three years) in lieu of all or a portion of the $30,000 annual fee for service on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each independent director also receives $2,000 for each meeting the director attends in person ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended by telephone. The independent directors are entitled to receive $750 for each transaction reviewed and voted upon electronically with a maximum of $2,250 for three or more transactions reviewed and voted upon per electronic meeting. If there is a meeting of the board and one or more committees in a single day, the fees are limited to $2,500 per day ($3,000 for the chairperson of the audit committee if there is a meeting of such committee). Vesting of restricted shares of common stock issued to independent directors will accelerate upon such director’s retirement or other termination of services (other than a termination for cause).

We also will pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:

•	$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or
•	$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attendance at such external seminar, conference, panel, forum or other industry-related event. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.

All directors also receive reimbursement of reasonable out of pocket expenses incurred in connection with attendance at meetings of our Board. If a director also is our employee or an employee of our advisor or any of their affiliates, we do not pay compensation for services rendered as a director. Each of our directors, including Nicholas S. Schorsch and William M. Kahane, who indirectly control our Advisor, were granted a one-time retention grant of 40,000 shares of restricted stock which vest over a 5-year period.

Share-Based Compensation

Stock Option Plan

We have adopted a stock option plan to provide incentive compensation to attract and retain qualified directors, officers, advisors, consultants and other personnel, including our Advisor, Property Manager and affiliates, as well as personnel of our Advisor, Property Manager and affiliates, and any joint venture affiliates of ours. Our stock option plan will be administered by the Board. The compensation committee, as appointed by the Board, will have the full authority: (1) to administer and interpret the stock option plan; (2) to authorize the granting of awards; (3) to determine the eligibility of directors, officers, advisors, consultants and other personnel, including our Advisor, Property Manager and affiliates, as well as personnel of our Advisor, Property Manager and affiliates, and any joint venture affiliates of ours, to receive an award; (4) to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the stock option plan); (5) to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the stock option plan); (6) to prescribe the form of instruments evidencing such awards; and (7) to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the stock option plan or the administration or interpretation thereof; however, neither the compensation committee nor Board may take any action under our stock option plan that would result in a repricing of any stock option without having first obtained the affirmative vote of our stockholders. In connection with this authority, the compensation committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The total number of shares that may be made subject to awards under our stock option plan initially will be 500,000 (as such number may be adjusted for stock splits, stock dividends, combinations and similar events). We may not issue options or warrants to purchase shares to our Advisor, our directors or any of their affiliates except on the same terms as such options or warrants, if any, are sold to the general public. Further, the amount of the options or warrants issued to our Advisor, our directors or any of their affiliates cannot exceed an amount equal to 10% of outstanding shares on the date of grant of the warrants and options.

If any vested awards under the stock option plan are paid or otherwise settled without the issuance of common stock, or any shares of common stock are surrendered to or withheld by us as payment of all or part of the exercise price of an award and/or withholding taxes in respect of an award, the shares that were subject to such award will not be available for re-issuance under the stock option plan. If any awards under the stock option plan are cancelled, forfeited or otherwise terminated without the issuance of shares of common stock (except as described in the immediately preceding sentence), the shares that were subject to such award will be available for re-issuance under the stock option plan. Shares issued under the stock option plan may be authorized but unissued shares or shares that have been reacquired by us. If the compensation committee determines that any dividend or other distribution (whether in the form of cash, common stock or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the stock option plan, then the compensation committee will make equitable changes or adjustments to any of or all the following: (i) the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, base price or purchase price relating to any award; and (iv) the performance goals, if any, applicable to outstanding awards. In addition, the compensation committee may determine that any such equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of stock). Awards under the stock option plan are intended to either be exempt from, or comply with, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

Notwithstanding any other provisions the stock option plan to the contrary, no stock option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Code. The following table sets forth information regarding securities authorized for issuance under our stock option plan as of December 31, 2013:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	500,000
Total	—	—	500,000

Restricted Share Plan

On September 22, 2010, the Board of Directors adopted an employee and director incentive restricted share plan (as amended by the Board on March 31, 2014, the “RSP”). The RSP provides for the automatic grant of 3,000 restricted shares of Common Stock to each of the independent directors, without any further action by our Board of Directors or the stockholders, on the date of each annual stockholder’s meeting. Restricted shares issued to independent directors will vest over a five-year period following the first anniversary of the date of grant in increments of 20% per annum. The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us. The total number of shares of our Common Stock reserved for issuance under the RSP is equal to 10.0% of our authorized shares.

Restricted share awards entitle the recipient to receive shares of our Common Stock under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of our Common Stock shall be subject to the same restrictions as the underlying restricted shares. There were 24,000 unvested shares outstanding under the RSP at December 31, 2013.

Multi-Year Performance Plan

We have entered into a Multi-Year Outperformance Agreement (the “OPP”) with New York Recovery Operating Partnership, L.P. (the “Operating Partnership”) and the Advisor. Under the OPP, the Advisor was issued 8,880,579 of target long term incentive plan units (“LTIP Units”) in the Operating Partnership with a maximum award value on the issuance date equal to 5% of the Company’s market capitalization on April 15, 2014 (the “Effective Date”) determined based on a price of $9.00 per share of Common Stock (the “OPP Cap”). The LTIP Units are structured as profits interest in the Operating Partnership. The Advisor will be eligible to earn a number of LTIP Units with a value equal to a portion of the OPP Cap upon the first, second and third anniversaries of the Effective Date based on the Company’s achievement of certain levels of total return to its stockholders (“Total Return”), including both share price appreciation and Common Stock distributions, as measured against both an absolute hurdle and a peer group of companies, as set forth below, for the three-year performance period commencing on the Effective Date (the “Three-Year Period”); each 12-month period during the Three-Year Period (the “One-Year Periods”); and the initial 24-month period of the Three-Year Period (the “Two-Year Period”), as follows:

	Performance Period	Annual Period	Interim Period
Absolute Component: 4% of any excess Total Return attained above an absolute hurdle measured from the beginning of such period:	21%	7%	14%
Relative Component: 4% of any excess Total Return attained above the Total Return for the performance period of the Peer Group*, subject to a ratable sliding scale factor as follows based on achievement of cumulative Total Return measured from the beginning of such period:
☐ 100% will be earned if cumulative Total Return achieved is at least:	18%	6%	12%
☐ 50% will be earned if cumulative Total Return achieved is:	0%	0%	0%
☐ 0% will be earned if cumulative Total Return achieved is less than:	0%	0%	0%
☐ a percentage from 50% to 100% calculated by linear interpolation will be earned if the cumulative Total Return achieved is between:	0% – 18%	0% – 6%	0% – 12%

*	The “Peer Group” is comprised of the companies in the SNL US REIT Office Index.

The potential outperformance award is calculated at the end of each One-Year Period, the Two-Year Period and the Three-Year Period. The award earned for the Three-Year Period is based on the formula in the table above less any awards earned for the Two-Year Period and One-Year Periods, but not less than zero; the award earned for the Two-Year Period is based on the formula in the table above less any award earned for the first and second One-Year Period, but not less than zero. Any LTIP Units that are unearned at the end of the Performance Period will be forfeited.

Subject to the Advisor’s continued service through each vesting date,  1/3 of any earned LTIP units will vest on each of the third, fourth and fifth anniversaries of the Effective Date. Until such time as the LTIP Units are fully earned in accordance with the provisions of the OPP, the LTIP Units are entitled to distributions equal to 10% of the distributions made on the units of limited partnership interest in the Operating Partnership (“OP Units”). After the LTIP Units are fully earned, they are entitled to a catch-up distribution and then the same distributions as the OP Units. At the time the Advisor’s capital account with respect to the LTIP Units is economically equivalent to the average capital account balance of the OP Units and has been earned and has been vested for 30 days, the applicable LTIP Units will automatically convert into OP Units on a one-to-one basis.

The OPP provides for early calculation of LTIP Units earned and for the accelerated vesting of any earned LTIP Units in the event Advisor is terminated or in the event the Company incurs a change in control, in either case prior to the end of the Three-Year Period. The OPP also provides for accelerated vesting of earned LTIP Units in the event Advisor is terminated or in the event of a change in control of the Company on or following the end of the Three-Year Period.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 15, 2014, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s officers and directors; and
•	all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
New York Recovery Special Limited Partnership, LLC(2)	20,000	*
Nicholas S. Schorsch(3)	40,000	*
William M. Kahane(3)	40,000	*
Michael A. Happel	—	*
Edward M Weil, Jr.(3)	—	*
Scott J. Bowman(3)	49,120	*
William G. Stanley(3)	87,765	*
Robert H. Burns(3)	72,377	*
All directors and executive officers as a group (8 persons)	309,262	*

*	Less than 1%
(1)	The business address of each individual or entity listed in the table is 405 Park Avenue, New York, New York 10022.
(2)	New York Recovery Special Limited Partnership, LLC is 100% owned by American Realty Capital III, LLC, which is directly or indirectly owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block, Michael A. Happel and Edward M. Weil, Jr. and controlled by Nicholas S. Schorsch and William M. Kahane.
(3)	Includes 40,000 restricted shares granted to each of our directors on April 15, 2014, which vest annually over a five-year period in equal installments beginning with the anniversary of the date of grant.
(4)	Includes 20,000 shares held by New York Recovery Special Limited Partnership, LLC. See footnote 2.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisor

We entered into an amended and restated advisory agreement with our Advisor on April 15, 2014, pursuant to which our Advisor manages our day-to-day operations. Under the amended and restated advisory agreement, we have agreed to pay an asset management fee to our Advisor equal to 0.50% per annum of the cost of assets (as defined in the amended and restated advisory agreement) plus costs and expenses incurred by the Advisor or any affiliate of the Advisor in providing asset management services; provided that if the cost of assets exceeds $3.0 billion on the applicable determination date, then the asset management fee shall be equal to 0.50% per annum of the cost of assets up to $3.0 billion and 0.40% per annum of the cost of assets in excess of $3.0 billion. The asset management fee is payable in monthly installments on the first business day of each month in the amount of 0.04167% of the cost of assets as of such date, provided that if the cost of assets exceeds $3.0 billion on the applicable determination date, the monthly installments shall be 0.04167% of the cost of assets up to $3.0 billion and 0.0333% of the cost of assets in excess of $3.0 billion. Prior to April 15, 2014, the Company paid the Advisor an asset management fee equal to 0.75% per annum of the cost of assets, plus costs and expenses incurred by the Advisor in providing asset management services; reduced by any amounts payable to the Property Manager as an oversight fee (a 1.0% fee on gross revenues of any property managed by a third party property manager, which is no longer payable under the amended and restated advisory agreement), such that the aggregate of the asset management fee and the oversight fee would not exceed 0.75% per annum of the cost of the Company's assets plus costs and expenses incurred by the Advisor in providing asset management services. Effective July 1, 2012, the Company began paying the asset management fee in the form of restricted performance-based Class B units. During the period from January 1, 2014 to April 15, 2014 and the years ended December 31, 2013 and 2012, the Board of Directors approved the issuance of 733,928, 410,771 and 43,968 Class B units, respectively, to the Advisor in connection with this arrangement, all of which automatically converted on a one-for-one basis to OP Units upon the listing of the Company’s common stock on the NYSE on April 15, 2014. Pursuant to the amended and restated advisory agreement, effective April 15, 2014, payment of asset management fees in the form of Class B units was terminated and the asset management fee became payable in the form determined at the discretion of the Advisor, in cash, OP Units, shares of Common Stock, or any combination thereof.

We agreed to reimburse our Advisor up to 1.5% of gross offering proceeds from our initial public offering, which closed on December 11, 2013, for organization and offering expenses and for expenses actually incurred (including personnel costs) related to selecting, evaluating and acquiring assets on our behalf regardless of whether we actually acquire the related assets, which included reimbursements to our Advisor for other organization and offering expenses up to 0.5% of the aggregate gross proceeds raised in our initial public offering for third-party due diligence fees included in detailed and itemized invoices. Personnel costs associated with providing such services were determined based on the amount of time incurred by the respective employee of our Advisor and the corresponding payroll and payroll related costs incurred by our affiliate. Third-party due diligence fees included fees for reviewing financial statements, offering documents, organizational documents, agreements and marketing materials, analysis of SEC and FINRA correspondence, and interviews with management. We have agreed to pay to our Advisor or its assignees an acquisition fee of 1.0% of the contract purchase price of each property acquired (including our pro rata share of debt attributable to such property) and 1.0% of the amount advanced for a loan or other investment (including our pro rata share of debt attributable to such investment); provided, however, the obligation to pay these acquisition fees will terminate on October 12, 2014, except for acquisition fees with respect to properties under contract, letter of intent or under negotiations as of October 12, 2014.

Until October 12, 2014, we have also agreed to pay a financing coordination fee to the Advisor and its affiliates for services provided in connection with the origination or refinancing of mortgages we obtain, the proceeds of which are used to acquire assets, or that are assumed directly or indirectly, in connection with the acquisition of assets, in an amount equal to 0.75% of the amount made available or outstanding under any such mortgage, including any assumed mortgage. The Advisor may reallow some of or all this financing coordination fee to reimburse third parties with whom it may subcontract to procure any such mortgage. We will pay the Advisor the financing coordination fee with respect to services provided in connection with the origination or refinancing of mortgages we obtain, that are completed after October 12, 2014 and which were under negotiation, under contract or were the subject of a signed letter of intent (regardless of whether the letter was binding) on a date prior to October 12, 2014.

Total acquisition fees and financing coordination fees incurred for the year ended December 31, 2013 were $15.8 million and $6.6 million, respectively. Total offering costs and reimbursments incurred for the year ended December 31, 2013 were $11.6 million.

Nicholas S. Schorsch, our chief executive officer and chairman of our Board of Directors, is the chief executive officer of the Advisor. Michael Happel, our president, is also the president of the Advisor. Edward M. Weil, Jr., our treasurer and secretary is the treasurer and secretary of the Advisor. Gregory W. Sullivan, our chief financial officer and chief operating officer, is also the chief financial officer and chief operating officer of the Advisor.

For the ownership interests of the Company’s current and former officers and directors in the parent company of our Property Manager, see “— Legacy Dealer Manager” below.

Property Manager

We have entered into an amended and restated management agreement with our Property Manager. We pay to our Property Manager fees equal to, for non-hotel properties, 4.0% of gross revenues from the properties managed plus market-based leasing commissions. For the management and leasing of our hotel properties, we pay a fee based on a percentage of gross revenues at a market rate in light of the size, type and location of the hotel property plus a customary incentive fee based on performance. Notwithstanding the foregoing, in the case of both hotel and non-hotel properties, our Property Manager may be entitled to receive higher fees if our Property Manager demonstrates to the satisfaction of a majority of the directors (including a majority of the independent directors) that a higher competitive fee is justified for the services rendered. We also reimburse the Property Manager for property-level expenses that it pays or incurs on our behalf, including reasonable salaries, bonuses and benefits of persons employed by the Property Manager except for the salaries, bonuses and benefits of persons who also serve as one of our executive officers or as an executive officer of the Property Manager or its affiliates. Our Property Manager may subcontract the performance of its property management and leasing duties to third parties and pay all or a portion of its property management fee to the third parties with whom it contracts for these services. If we contract directly with third parties for such services we will pay them customary market fees and will pay our Property Manager an oversight fee equal to 1.0% of the gross revenues of the property managed. In no event will we pay our Property Manager or any affiliate both a property management fee and an oversight fee with respect to any particular property. Property management fees of $0.8 million were incurred for the year ended December 31, 2013; however, the Property Manager elected to waive (not defer) such property management fees, and the Property Manager will determine if a portion or all of such fees will be waived in subsequent periods on a quarter-to-quarter basis.

Nicholas S. Schorsch, our chief executive officer and chairman of the Board, also is the chief executive officer of our Property Manager. Michael A. Happel, our president and an observer of the Board, also is the president of our Property Manager. Edward M. Weil, Jr., our treasurer and secretary, is the secretary and treasurer of our Property Manager. Gregory W. Sullivan, our chief financial officer and chief operating officer, is also the chief financial officer and chief operating officer of our Property Manager.

For the ownership interests of the Company’s current and former officers and directors in the parent company of our Property Manager, see “— Legacy Dealer Manager” below.

Legacy Dealer Manager

In connection with our initial public offering, which terminated on December 11, 2013, we entered into a dealer manager agreement with our Legacy Dealer Manager. During the course of our initial public offering, we paid to our Legacy Dealer Manager a selling commission equal to 7.0% of the gross offering proceeds from the offering, except that no selling commissions were paid on shares sold under our distribution reinvestment plan. Our Legacy Dealer Manager reallowed all of the selling commission to participating broker-dealers. Alternatively, a participating broker-dealer had the option to elect to receive a fee equal to 7.5% of gross proceeds from the sale of shares by such participating broker-dealer, with 2.5% thereof paid at the time of such sale and 1% thereof paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale, in which event, a portion of the dealer manager fee was reallocated such that the combined selling commission and dealer manager fee did not exceed 10% of gross proceeds of our primary offering. Our Legacy Dealer Manager waived the selling commission with respect to shares sold by an investment advisory representative. Additionally, we paid to our Legacy Dealer Manager a dealer manager fee equal to 3% of the gross offering proceeds sold through broker-dealers. Our Legacy Dealer Manager had the option to reallow all or part of the dealer manager fee to participating broker-dealers. We did not pay a dealer manager fee for shares purchased through our distribution reinvestment plan. During the fiscal year ended December 31, 2013, the Company incurred $135.0 million to our Legacy Dealer Manager for commissions and dealer manager fees, of which approximately $86.5 million was paid to participating broker-dealers and $14.8 million was reallowed to participating broker-dealers.

Nicholas S. Schorsch, our chief executive officer and chairman of our board of directors, and William M. Kahane, one of our directors, together indirectly own a majority of the ownership and voting interests of the public parent company that owns our Legacy Dealer Manager. Edward M. Weil, Jr., our treasurer and secretary, has been the chief executive officer of our Legacy Dealer Manager since December 2010.

The public parent company of our Legacy Dealer Manager is under common ownership with AR Capital, LLC (“ARC”) and our Property Manager and Advisor are owned directly or indirectly by ARC. ARC also directly or indirectly wholly owns our Advisor and our Property Manager. ARC is owned by current officers and/or directors of the Company as follow: Nicholas S. Schorsch, our chairman and chief executive officer, and William M. Kahane, a current director, own a controlling interest in ARC and Edward M. Weil, Jr., our treasurer and secretary is an equity holder of ARC.

Subordinated Listing Distribution

In connection with the listing of the Company’s shares of common stock on the NYSE (the “Listing”), the Company, as the general partner of the Operating Partnership, was required, subject to the terms of the Fourth Amended and Restated Limited Partnership Agreement, to cause the Operating Partnership to redeem the special limited partner’s interest in the Operating Partnership by issuing a note equal to 15% of the amount, if any, by which (a) the average market value of the Company’s outstanding common stock for the period 180 days to 210 days after Listing, plus distributions paid by the Company prior to Listing, exceeds (b) the sum of the total amount of capital raised from stockholders during the Company’s prior offering and the amount of cash flow necessary to generate a 6% annual cumulative, non-compounded return to such stockholders. Assuming the trigger points are satisfied, the note grants the special limited partner the right to receive distributions of net sales proceeds equal to the amount of the note; provided that, the special limited partner has the right, but not the obligation to convert all, or a portion of the special limited partner interest into OP Units. OP Units are convertible into shares of our common stock in accordance with the terms governing conversion of OP Units into shares of common stock and contained in the OP Agreement.

Affiliated Transaction Best Practices Policy

In March 2011, our Legacy Dealer Manager adopted best practices guidelines related to affiliated transactions applicable to all the issuers whose securities are sold on its platform (which includes the Company) that requires that each such issuer adopt guidelines that, except under limited circumstances, (i) restrict such issuer from entering into co-investment or other business transactions with another investment program sponsored by the American Realty Capital group of companies and (ii) restrict sponsors of investment programs from entering into co-investment or other business transactions with their sponsored issuers.

Accordingly, on March 17, 2011, all of the members of the Board voted to approve the Company’s affiliated transaction best practices policy incorporating the Legacy Dealer Manager’s best practices guidelines, pursuant to which we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the American Realty Capital group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by Nicholas Schorsch and/or William Kahane, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to the stockholders of the Company and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that the Company retains a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to the Company’s percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.

Certain Conflict Resolution Procedures

Every transaction that we enter into with our Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

In order to reduce or eliminate certain potential conflicts of interest, the current Charter contains a number of restrictions relating to: (1) transactions we enter into with our sponsor, our directors, our officers, our Advisor and its affiliates, and certain of our stockholders, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities. Some of these restrictions are set forth below:

•	We will not purchase or lease properties in which our sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders has an interest without a determination by a majority of the directors, including a majority of the independent directors, not otherwise interested in such transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease properties to our sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders unless a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us.
•	We will not make any loans to our sponsor, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders, except that we may make or invest in mortgage, bridge or mezzanine loans involving our sponsor, our Advisor, our directors, our officers, their respective affiliates or certain of our stockholders if an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved as fair and reasonable to us and on terms no less favorable to us than those available from third parties. In addition, our Advisor, any of our directors, any of our officers, any of their respective affiliates or certain of our stockholders will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.
•	Our Advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, that our Advisor must reimburse us for the amount, if any, by which our total operating expenses paid during the previous fiscal year exceeded the greater of: (i) 2% of our average invested assets for that fiscal year; and (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year.
•	Before our Advisor may take advantage of an investment opportunity for its own account or recommend it to others our Advisor is obligated to present such opportunity to us if (a) such opportunity is compatible with our investment objectives and policies, (b) such opportunity is of a character which could be taken by us, and (c) we have the financial resources to take advantage of such opportunity.
•	If an investment opportunity becomes available that is suitable, under all of the factors considered by our Advisor, for both us and one or more other entities affiliated with our Advisor and for which more than one of such entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. It will be the duty of our board of directors, including the independent directors, to insure that this method is applied fairly to us. In determining whether or not an investment opportunity is suitable for more than one program, our Advisor, subject to approval by our board of directors, shall examine, among others, the following factors:
•	the anticipated cash flow of the property to be acquired and the cash requirements and anticipated cash flow of each program;

•	the effect of the acquisition both on diversification of each program’s investments by type of property, geographic area and tenant concentration;
•	the policy of each program relating to leverage of properties;
•	the income tax effects of the purchase to each program;
•	the size of the investment; and
•	the amount of funds available to each program and the length of time such funds have been available for investment.
•	If a subsequent development, such as a delay in the closing of such investment or a delay in the construction of a property, causes any such investment, in the opinion of our board of directors and our Advisor, to be more appropriate for a program other than the program that committed to make the investment, our Advisor may determine that another program affiliated with our Advisor or its affiliates will make the investment. Our board of directors has a duty to ensure that the method used by our Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of assets is applied fairly to us.
•	We will not accept goods or services from our Advisor or its affiliates or enter into any other transaction with our Advisor or its affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2013. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of New York REIT, Inc.:

We have reviewed and discussed with management New York REIT, Inc.’s audited financial statements as of and for the year ended December 31, 2013.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in New York REIT, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013.

Audit Committee

Scott J. Bowman
Robert H. Burns
William G. Stanley

PROPOSAL NO. 2 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The audit committee of the Board of Directors has selected and appointed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm to audit our consolidated financial statements for 2014. Grant Thornton has audited our consolidated financial statements since November 12, 2009. Although ratification by stockholders is not required by law or by our Bylaws, the audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests the Company and its stockholders. If our stockholders do not ratify the appointment of Grant Thornton, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

A representative of Grant Thornton will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees

Aggregate fees for professional services rendered by Grant Thornton for the years ended December 31, 2013 and 2012 were as follows:

Audit Fees

Audit fees billed were $208,460 and $138,755 for the fiscal years ended December 31, 2013 and December 31, 2012, respectively. The fees were for professional services rendered for audits of the Company’s annual consolidated financial statements, reviews of the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q and consents on the Company’s amendments to Form S-11.

Audit Related Fees

Fees for the year ended December 31, 2013 and December 31, 2012 were $33,640 and $36,295. These fees were for opinions on financial statements of business acquired by the Company.

Tax Fees

There were no tax fees billed for the fiscal years ended December 31, 2013 and 2012.

All Other Fees

There were no other fees billed for the fiscal years ended December 31, 2013 or December 31, 2012. The aggregate fees billed by the independent auditor for the fiscal years ended December 31, 2013 and December 31, 2012 were $242,100 and $175,050, respectively.

PRE-APPROVAL POLICIES AND PROCEDURES

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by Grant Thornton were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDER VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY’S INDEPENDENT AUDITOR.

INTRODUCTORY NOTE — PROPOSALS NO. 3 THROUGH 10

In light of our recent listing on the NYSE, our Board of Directors has concluded that our existing Charter is unduly restrictive and contains provisions that are not included in the charters of most other exchange-traded REITs. Not having a “market” charter could affect demand for our shares, particularly from institutional investors. Therefore, we are proposing amendments to our Charter that will bring it in line with those of publicly-traded REITs. The majority of the provisions that we seek to amend were initially imposed by various state securities administrators at the time we were formed and raising capital through a reasonable “best efforts” offering. We were required to register our offerings in each state as well as with the SEC. Many of the state securities administrators required that an issuer whose securities were not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market include provisions from the NASAA REIT Guidelines (the “Guidelines”) in their charters.

Many of the provisions from the Guidelines that we were required to include in our Charter are redundant, or may conflict, with provisions contained in the Maryland General Corporation Law (the “MGCL”). We believe that, at a minimum, these provisions may create interpretive questions and result in uncertainty, which could affect our ability to operate our business and advance our strategic objectives. Certain restrictions may also create impediments to the Company’s ability to raise capital. Other provisions from the Guidelines impose conditions on our Board or limit the Board’s authority in ways not required by the MGCL for Maryland corporations. We believe that in the future, these provisions could have an adverse effect on the Company by preventing us from being able to respond quickly to changing circumstances or take advantage of new opportunities.

Since its formation, the Company’s day-to-day operations have been managed by an external advisor, our Advisor, under the supervision of our Board and pursuant to the terms and conditions of our Charter and the advisory agreement with our Advisor. Our Advisor has been paid fees for its services based on factors set forth in our Charter. See “Certain Relationships and Related Transactions.” As noted above, certain provisions of our Charter that govern our relationship with our Advisor and its affiliates were originally included from the Guidelines.

In Proposals No. 3 through 10 (the “Amended and Restated Proposals”), as described in more detail below, we are proposing to amend our current Charter to remove or revise the provisions included from the Guidelines. In doing so, we believe the resulting Charter will be more similar to those of publicly-traded REITs incorporated in Maryland. If approved by our stockholders, the Amended and Restated Proposals would become effective when the Articles of Amendment and Restatement of our Charter (the “Proposed Amended and Restated Charter”) is filed with, and accepted for record by, the State Department of Assessments and Taxation of the State of Maryland.

The full text of the Proposed Amended and Restated Charter is attached hereto as Exhibit A-I and has been marked in Exhibit A-II to show changes from our current Charter. The following descriptions of the Amended and Restated Proposals (Proposals Nos. 3 through 10) collectively summarize the amendments our Board has approved in the Proposed Amended and Restated Charter, which is wholly qualified by reference to Exhibit A-I, which you should read in its entirety. Our Board, including all of the independent directors, has determined that the proposed amendments set forth in the Proposed Amended and Restated Charter are advisable and, therefore, recommends that stockholders vote “FOR” each of Proposals No. 3 through 10.

Approval of each of Proposals No. 3 through 10 is conditioned on approval of every other of Proposals No. 3 through 10. This means for the Proposed Amended and Restated Charter to be approved and implemented, our stockholders must vote “FOR” each of Proposals No. 3 through 10.

Although the proposed amendments may remove certain stockholder voting provisions and stockholder rights, as discussed in more detail below, we are of the view that the proposed amendments will provide us with greater flexibility in implementing our overall business plan and exploring potential strategic opportunities, if and when these opportunities become available.

In the following summaries of the proposed amendments to our Charter that we are asking stockholders to approve, article and section references are to the articles and sections of our current Charter unless otherwise noted.

PROPOSAL NO. 3 —

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING OUR EQUITY STOCK AND STOCKHOLDERS

As described above under “Introductory Note — Proposals No. 3 through 10,” our current Charter includes provisions that are redundant with the MGCL or are needed to bring our Charter in line with charters of publicly-traded REITs. In this Proposal No. 3, we are proposing to remove or revise those provisions that relate to the terms and rights of our classes and series of equity stock, including our Common Stock, and to offerings of our equity stock, all as more particularly described below:

1.	Section 5.2. Stock — Common Shares — Description and Section 5.3. Stock — Preferred Shares. If adopted, this proposal would delete the second half of the last sentence (after the semi-colon) under Section 5.2(ii) and the second half of the sentence (after the semi-colon) under Section 5.3. These provisions limit the voting rights that may be accorded to shares sold in a private offering. We believe that the Board of Directors, in accordance with the standard of conduct imposed on each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by determining what terms and rights of a new class or series of stock, including voting rights, would be in the best interest of the Company at the time of issuance. Deleting these provisions may increase the possible dilutive effect of potential future issuance(s) of stock in private offerings.
2.	Section 5.7. Stock — No Issuance of Share Certificates. If adopted, this proposal would delete this section entirely. This section provides that unless otherwise provided by the Board, the Company shall not issue stock certificates.
3.	Section 5.8. Stock — Suitability of Stockholders. If adopted, this proposal would delete this section entirely. Because we are now listed on the NYSE, stockholders will be able to sell their shares and achieve liquidity much more readily, eliminating the concern regarding whether a stockholder had the financial capacity to hold its shares indefinitely.

Section 11.1. Stockholders — Meetings of Stockholders.  If adopted, this proposal would delete this section entirely. This section (i) sets forth certain requirements regarding annual and special meetings of stockholders, including the location of meetings, the time for holding annual meetings and the notice for meetings; (ii) provides that our secretary must call a special meeting upon written request of stockholders holding at least 10% of the outstanding shares of Common Stock entitled to vote at the meeting and (iii) provides that the Board may not take certain actions without the approval of holders of a majority of the shares of Common Stock. The Company believes that these procedural matters are better addressed in (and duplicative of provisions already in) the Company’s bylaws. However, because the Board of Directors has the exclusive power to amend the bylaws, it could increase the threshold required for calling a special meeting of stockholders from 10% to a majority (the customary percentage for a publicly-traded Maryland corporation) without a stockholder vote. This section also provides that the quorum for a meeting of stockholders is 50% of the votes entitled to be cast at such meeting on any matter. If this proposal is adopted, then a quorum for the annual meeting will be determined in accordance with the applicable provisions of the MGCL. Currently under the MGCL, at a meeting of stockholders the presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting would constitute a quorum.

4.	Section 11.2. Stockholders — Voting Rights of Stockholders. If adopted, this proposal would delete this section entirely. This section sets forth the types of matters on which stockholders are entitled to vote and provides that the Board may not take certain actions without the approval of holders of a majority of the shares of Common Stock (similar to Section 11.1). This section is redundant of the MGCL, which already sets forth the matters on which stockholders are entitled to vote, and, to the extent it purports to give stockholders the power to amend the charter or dissolve the Company without action by the Board, conflicts with the MGCL, which requires that charter amendments and dissolution be declared advisable by the Board.

5.	Section 11.3. Stockholders — Extraordinary Actions. If adopted, this proposal would provide that the existing provision establishing a majority voting threshold for approval of all extraordinary actions under the MGCL does not apply to director removal (which, as further discussed in Proposal No. 4 below, will be subject to a two-thirds rather than a majority vote requirement under the Proposed Amended and Restated Charter) and to charter amendments relating to director removal and the vote required to amend the director removal provision.
6.	Section 11.5. Stockholders — Right of Inspection and Section 11.6. Stockholders — Access to Stockholder List. If adopted, this proposal would delete these sections entirely. The MGCL contains provisions that would continue to govern the access that stockholders would have to our books and records and the rights of a stockholder to inspect our list of stockholders. Importantly, the MGCL sets limits on who may inspect or review a corporation’s books and records or stockholder list. If Sections 11.5 and 11.6 are deleted, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those included in our current Charter. Although our Board believes that these deletions will, among other things, increase the Company’s ability to protect the privacy of its stockholders, they may make it more difficult for a third party such as a potential acquirer to contact stockholders, and therefore the removal of these provisions may make predatory and activist activities against the Company more difficult by increasing the threshold at which stockholders may access information related to our other stockholders. The proposed changes may also make it more difficult for our stockholders to gain access to corporate documents or to communicate with each other to influence management, which could result in different policies, actions or Board composition than what may have resulted under the current Charter.
7.	Section 11.7. Stockholders — Reports. If adopted, this proposal would delete this section entirely. This section sets forth requirements regarding the type of information to be included in the Company’s annual report, including a report from the independent directors that the policies being followed by the Company are in the best interest of the stockholders and the basis for this determination. The Company believes that substantially all of the requirements set forth in this section are similarly required by various provisions of the federal securities laws and complied with by the Company in its various filings under the Exchange Act, except the requirement to distribute an annual report with the following information specified by the Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports, as well as the general provisions of the MGCL requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC and the MGCL.
8.	Section 11.8. Stockholders — Tender Offers. If adopted, this proposal would delete this section entirely. This section sets forth certain requirements governing tender offers for the Company’s shares of Common Stock, including the rights and obligations of the Company, as well as the person making the tender offer. This section, however, does not apply to any shares of Common Stock that are listed. Therefore, given our recent listing on the NYSE, the Company believes that this section is no longer necessary.

9.	Article XIII. Amendments. If adopted, this proposal would revise this article to clarify, consistent with the MGCL, that any amendment to the Charter shall be valid only if it is declared advisable by the Board, in addition to being approved by the stockholders. This article would also be revised to specify that revisions to certain limited provisions of the Charter relating to director removal and the vote required to amend the director removal provision will require the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter (see also the revision of Section 11.3 above).

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 3 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 3 through 10. This means that AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD:  The Board, including all of the independent directors, has found the amendment of the Charter proposed in this Proposal No. 3 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 3.

PROPOSAL NO. 4 —

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING OUR BOARD OF DIRECTORS

As described above under “Introductory Note — Proposals No. 3 through 10,” our current Charter includes provisions that are redundant with the MGCL or are needed to bring our Charter in line with the charters of publicly-traded REITs. In this Proposal No. 4, we are proposing to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below:

1.	Section 6.1. Board of Directors — Number of Directors. Under Section 6.1, our Board of Directors must be comprised of not less than three nor more than ten directors and a majority of the Board must be independent directors. If adopted, this proposal would delete these requirements, which are more restrictive than the MGCL requires. The proposal would also specify that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any vacancies on the Board may be filled only by the remaining directors in office (even if they do not constitute a quorum), instead of a majority of the stockholders. The proposal would also delete the requirement that only independent directors shall nominate replacements for vacancies among the independent director positions.
2.	Section 6.2. Board of Directors — Experience. If adopted, this proposal would delete this section entirely. Under Section 6.2, all of our directors must have at least three years of “relevant experience,” at least one of our independent directors must have three years of “relevant real estate experience” and at least one of our independent directors must be a “financial expert with at least three years of relevant finance experience.” The Guidelines do not interpret “relevant experience,” and we believe these requirements to be potentially ambiguous and difficult to apply to director nominees. It is even possible that a person who would add an important element to our Board may not qualify under the current requirements. If adopted, this proposal would delete these requirements. We believe the Board, in consideration of the many characteristics that may make a nominee a valuable addition to our Board, should have discretion to nominate the person. In addition, the Board will remain subject to the SEC’s proxy rules that require the Board to disclose in the Company’s proxy statement why each independent director was nominated.
3.	Section 6.3. Board of Directors — Committees. If adopted, this proposal would delete this section entirely. Section 6.3 requires that the majority of the members of each committee of our Board must be independent directors and that the audit committee must be composed solely of independent directors. We believe that this provision, which would require even ad hoc committees (such as a pricing committee) to be comprised of a majority of independent directors, is unduly restrictive and that the Board should have the discretion to determine committee membership on a case-by-case basis. In addition, Section 303A.01 of the Listed Company Manual of the NYSE already dictates that listed companies must have a majority of independent directors. The Listed Company Manual of the NYSE also dictates that the audit, compensation and nominating and corporate governance committees of listed companies be comprised entirely of independent directors.
4.	Section 6.4. Board of Directors — Term. If adopted, this proposal would delete this section entirely. This section provides that (i) each director shall hold office for one year, until the next annual meeting of stockholders, and until his or her successor is elected and qualifies; and (ii) that directors may be elected to an unlimited number of successive terms. We believe this provision is redundant given that we do not have a classified board and, under the MGCL, each director on an unclassified board also will continue to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualifies.
5.	Section 6.5. Board of Directors — Fiduciary Obligations. If adopted, this proposal would delete this provision entirely. Section 6.5 states that the Company’s directors serve in a fiduciary capacity to the Company and that the directors also have a fiduciary duty to the stockholders, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor. Our directors are held to the standard of conduct imposed under the MGCL, which requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in our best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances. We believe the vague language originally included in the Charter from the Guidelines that appears in Section 6.5 may create ambiguity as to the standard required of our directors. Deleting this section would clarify that our directors are held fully to the standard imposed by the MGCL.
6.	Section 6.6. Board of Directors — Resignation, Removal or Death. If adopted, this proposal would make certain revisions to this section, including: (i) technical changes to the resignation procedures, (ii) changes to removal procedures, including specifying that the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors (instead of the current majority) shall be necessary to remove a director, and (iii) defining “cause” for the purposes of the removal procedures.
7.	Section 7.2. Powers of the Board of Directors — Authorization by Board of Stock Issuance. If adopted, this proposal would delete the last clause of the sentence under this section, which provides that a majority of the independent directors that have no interest in the transaction described in Section 7.2 must approve any offering of preferred stock and shall have access to the Company’s or independent counsel.
8.	Section 7.7. Powers of the Board of Directors — Vote of Majority of Independent Directors. If adopted, this proposal would delete the requirement (which is more restrictive than Maryland law requires) that the independent directors approve certain specified matters.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all votes entitled to be cast, which means that AN ABSTENTION, BROKER NON-VOTE, OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 3 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 3 through 10. This means that AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD:  The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 4 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 4.

PROPOSAL NO. 5 —

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY

As described above under “Introductory Note — Proposals No. 3 through 10,” our current Charter includes provisions that are redundant with the MGCL or are needed to bring our Charter in line with the charters of publicly-traded REITs. In this Proposal No. 5, we are proposing to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions, all as more particularly described below:

1.	Section 5.2(iii) Stock — Common Shares — Distribution Rights. If adopted, this proposal would (i) allow the Board to authorize distributions to be paid in securities of the Company and (ii) delete the last sentence of this section, which prohibits distributions in kind. If adopted, this proposal would also permit us to pay stock dividends in shares of one class to holders of shares of another class without a stockholder vote. Although the Company has no present intent to pay any distributions in kind, there could be circumstances in the future where doing so may be in the best interests of the Company and its stockholders, and we believe the Board, constrained by the standard of conduct imposed on each director by the MGCL, should have the authority to do so in the exercise of its business judgment.
2.	Section 5.14. Stock — Repurchase of Shares. If adopted, this proposal would delete this provision entirely. On March 30, 2014, our Board of Directors approved the termination of the Company’s Share Repurchase Program. On March 31, 2014, the Company processed all of the requests received under the Share Repurchase Program to date for the first quarter of 2014 and ceased processing further requests. The Company believes that this provision is now unnecessary. In addition, share repurchase programs such as these are not typically the subject of charter provisions.
3.	Section 5.15. Stock — Distribution Reinvestment Plans. If adopted, this proposal would delete this provision entirely. In contemplation of the listing of our Common Stock on the NYSE, our Board of Directors approved an amendment to our Distribution Reinvestment Plan (“DRIP”) that enabled us to suspend the DRIP (the “DRIP Amendment”). Subsequently, pursuant to the DRIP as amended by the DRIP Amendment, our Board of Directors approved the suspension of the DRIP, effective April 1, 2014. The final issuance of Common Stock pursuant to the DRIP occurred in connection with the Company’s March 2014 distribution, which was paid on April 1, 2014. The Company believes that this provision is now unnecessary. In addition, distribution reinvestment plans such as these are not typically the subject of charter provisions.
4.	Article IX. Investment Objectives and Limitations. If adopted, this proposal would delete this article entirely. Section 9.1 tasks the independent directors with reviewing the investment policies of the Company. Section 9.2 and 9.3 outlines a number of restrictions on the type of assets in which the Company may invest or establishes conditions on the investments until the Common Stock is listed. Because we are now listed on the NYSE, this article is unnecessary and largely no longer applicable.
5.	Article XIV. Roll Up Transactions. If adopted, this proposal would delete this article entirely. This article imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Since the time that the Guidelines were promulgated, federal securities laws have been amended to accord stockholders similar rights in a roll-up transaction to those that are accorded by the current Charter. Although deleting this article may reduce certain rights of stockholders, we believe that stockholders will continue to have similar rights to approve or participate in a roll-up transaction, but this deletion may also increase our flexibility to enter into a roll-up transaction that our Board determines to be in our best interest and that is approved by our stockholders.

6.	Article XV. Duration. If adopted, this proposal would delete this article entirely. This article requires, subject to stockholder approval and unless postponed, the liquidation of the Company if the Board of Directors has not pursued a Liquidity Event (as defined in the Charter) by the fifth anniversary of the termination of the Company’s initial public offering. Given that the Company is now listed on the NYSE (which is included under the definition of Liquidity Event in the Charter), this section is no longer relevant.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION, BROKER NON-VOTE, OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 3 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 3 through 10. This means that AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD:  The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 5 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 5.

PROPOSAL NO. 6 —

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE OR ADD PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES

As described above under “Introductory Note — Proposals No. 3 through 10,” our current Charter includes provisions that are redundant with the MGCL or are needed to bring our Charter in line with the charters of publicly-traded REITs. In order to maintain the Company’s tax-preferred REIT qualification under the Code, (i) any five individuals, as defined under the Code, may not own 50% or more of the shares of the Company’s stock and (ii) the Company must have at least 100 stockholders, during specified periods of time. In addition, the Code imposes limitations on stock ownership by the Company, and its affiliates, of the Company’s tenants. To help assure that the Company meets these requirements and thereby preserve the value of the Company’s REIT qualification for all our stockholders, the Company’s Charter has included ownership and transfer restrictions for the Company’s stock since the time we were formed and first raised capital. Although we believe that no violation of the aforementioned stock ownership limitations for REITs under the Code has occurred under the current Charter, we also believe the proposed amendments to the ownership and transfer restrictions for our stock accord with practices that have evolved in the charters of REITs similar to the Company and will help to further mitigate any risk to the Company’s REIT qualification. Under the current Charter, the general ownership limit is set as 9.8% in value of the aggregate of our outstanding stock and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of our stock, and we are not proposing to amend that general limit at this time. If adopted, this Proposal No. 6 specifically would amend the ownership and transfer restrictions in the Charter that apply to our Common Stock in the following manner:

1.	Section 5.7(i) Stock — Restrictions on Ownership and Transfer — Definitions. If adopted, this proposal would (i) amend the definition of “Aggregate Share Ownership Limit” to clarify, as already provided in Section 5.7(ii)(h) of the Charter, that the Board may change the general ownership limit from 9.8%, and (ii) make certain other clarifying edits to the definitions.
2.	Section 5.7(ii)(a)(III) (New Section). Stock — Restrictions on Ownership and Transfer — Shares — Ownership Limitations. If adopted, this new subsection would provide that if a violation of the Company’s ownership restrictions continues even after a transfer of the offending shares of Common Stock to a trust pursuant to Section 5.7(ii)(a)(II), the shares shall be transferred to a number of distinct trusts such that there is no longer a violation of Section 5.7.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION, BROKER NON-VOTE, OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 3 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 3 through 10. This means that AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD:  The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 6 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 6.

PROPOSAL NO. 7 —

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE PROVISIONS STATING THAT THE GUIDELINES CONTROL INTERPRETATION OF OUR CHARTER

As described above under “Introductory Note — Proposals No. 3 through 10,” our current Charter includes provisions that are redundant with the MGCL or are needed to bring our Charter in line with the charters of publicly-traded REITs. In this Proposal No. 7, we are proposing to delete the last clause of Section 7.5 (and amend any other related provisions of Section 7.5), which provides that the Guidelines control interpretation of our Charter to the extent the Board determines that they conflict with any non-mandatory provisions of the MGCL. As described above, we are proposing to remove many of the provisions from our Charter originally included from the Guidelines. Accordingly, we believe that such provisions of Section 7.5 would no longer be applicable. Moreover, we believe that Guidelines frequently are vague or ambiguous, and there is no statement of policy or other basis in the Guidelines by which to clarify those ambiguities. Extensive case law exists interpreting provisions of corporate charters under the MGCL and courts have developed expertise in interpreting these provisions. We believe, therefore, that it is in the interest of the Company and our stockholders that applicable law control interpretation of our Charter, notwithstanding anything in the Guidelines.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION, BROKER NON-VOTE, OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 3 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 3 through 10. This means that AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD:  The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 7 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 7.

PROPOSAL NO. 8 —

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER RELATING TO THE NONASSESSABLE STATUS AND VOTE PER SHARE OF COMMON STOCK

As described above under “Introductory Note — Proposals No. 3 through 10,” our current Charter excludes certain provisions permitted by Maryland law that are contained in the charters of other publicly-traded REITs incorporated in Maryland. If adopted, this Proposal No. 8 would add the following provisions to our Charter, which we believe will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise:

1.	Section 5.1. Stock — Authorized Shares and Section 12.1. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Limitation of Stockholder Liability. If adopted, this proposal would delete the statement in Section 5.1 that all shares shall be fully paid and nonassessable when issued and in Section 12.1 that all shares issued to stockholders shall be nonassessable. Under rules promulgated by the SEC, any additional stock we offer in registered public offerings will be required to be nonassessable. We believe that our Board, consistent with the standard of conduct imposed on each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by, for example, determining that issuing a new class or series of assessable stock in a private offering is advisable. Under the MGCL, if we were to issue assessable stock in the future, which we currently have no plans to do, that assessable stock would be of a different class or series than our currently outstanding Common Stock and that issuance would not affect the rights of our current stockholders.
2.	Section 5.2(ii). Stock — Common Shares — Description. If adopted, this proposal would revise Section 5.2(ii) to clarify that, except as otherwise specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION, BROKER NON-VOTE, OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 3 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 3 through 10. This means that AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD:  The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 8 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 8.

PROPOSAL NO. 9 —

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO OUR SPONSOR, ADVISOR AND THEIR AFFILIATES

As described above under “Introductory Note — Proposals No. 3 through 10,” our current Charter includes provisions that are redundant with the MGCL or are needed to bring our Charter in line with the charters of publicly-traded REITs. In this Proposal No. 9, we are proposing to amend and restate the Proposed Amended and Restated Charter to remove or revise certain provisions, many of which were originally included in our Charter to comply with the Guidelines.

1.	Article VIII. Advisor. If adopted, this proposal would delete this article entirely. Article VIII describes the Company’s relationship with the Advisor, including appointment, supervision, fiduciary obligations, termination, fees (including no fees upon internalization), organization and offering expenses limitations, reimbursement for expenses. The Board is required to act in accordance with the standard of care imposed by the MGCL in overseeing the Company’s affairs, including its relationship with the Advisor. Further, the provisions in some cases overlap with rules imposed by other regulatory organizations. For example, the amount of fees and expenses payable in an offering of securities is regulated by the Financial Industry Regulatory Authority (“FINRA”). The limits imposed by FINRA are consistent with Section 8.10 regarding organization and offering expenses limitations, rendering it redundant with applicable FINRA rules. The Company’s relationship with the Advisor will continue to be governed by the advisory agreement between the Company and the Advisor.
2.	Article X. Conflicts of Interest. If adopted, this proposal would delete this article entirely. Article X (i) governs how certain transactions between the Company and our Sponsor, Advisor, directors or officers or any of their affiliates shall be conducted due to the potential for conflicts of interest; and (ii) sets forth certain conflict resolution procedures. We believe our Board should have the flexibility, constrained by the standard of conduct imposed on each director by the MGCL, to decide that a transaction negotiated for us by personnel we employ directly with our Sponsor, Advisor, directors or officers or any of their affiliates is in the best interest of the Company. Moreover, under Maryland law, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is subject to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company.
3.	Section 11.4. Stockholders — Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. If adopted, this proposal would delete this provision entirely. Section 11.4 provides that votes by the Advisor, our director(s) or any of their affiliates will not be counted in a vote of our stockholders regarding removal of the Advisor, such director(s) or any of their affiliates or any transaction between the Company and any of them.
4.	Section 12.2. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Limitation of Director and Officer Liability; Indemnification and Section 12.3. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Payment of Expenses.

We are proposing to amend these sections to provide that the Company shall exculpate and indemnify our directors and officers to the maximum extent permitted by the MGCL. Sections 12.2 and 12.3 currently include limitations on exculpation and indemnification of, and advancement of expenses to, our directors and officers that were originally included from the Guidelines. Under Maryland law, a corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, the MGCL generally permits a corporation to indemnify its directors and officers for losses, liabilities and expenses, unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. We believe these are appropriate limits to exculpation and indemnification because they describe acts or omissions that are presumptively not in the interests of the Company and for which, therefore, it is not appropriate that the Company would bear the risk. We are proposing to delete the additional limitations imposed in Sections 12.2 and 12.3 of the current Charter.

We believe exculpation and indemnification to the maximum extent permitted by the MGCL is appropriate because the Company can only act through its directors and officers. Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account. Moreover, in the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them. The market for talented and experienced nominees to stand for election as director and executives to serve as officers is competitive. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other firms that do not have exculpation and indemnification limitations as onerous as those that were originally included in the current Charter from the Guidelines.

In connection with the aforementioned revisions to remove limitations on exculpation and indemnification of directors and officers originally included from the Guidelines, we are also proposing to remove the limitations on advancements to directors and officers for legal and other expenses and costs. We believe these changes are appropriate in connection with the proposed removal of limitations on exculpation and indemnification of directors as described above. To be most effective, and to bring our Charter in line with the charters of many publicly-traded REITs, we believe that the ability to advance expenses under the Charter should follow the MGCL as do the proposed exculpation and indemnification provisions discussed above. Otherwise, the limitations on advancement of expenses in the current Charter may diminish a director’s or officer’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible under the proposed amendments to the indemnification provisions of the Charter. Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

Approval of this proposal at the annual meeting will require the affirmative vote of stockholders entitled to cast of a majority of all votes entitled to be cast, which means that AN ABSTENTION, BROKER NON-VOTE, OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 3 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 3 through 10. This means that AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD:  The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 9 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 9.

PROPOSAL NO. 10 —

APPROVAL OF PROPOSED AMENDMENTS REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO AND RESTATEMENT OF THE CHARTER

In addition to the proposed amendments to the Company’s Charter particularly described in Proposals No. 3 through 9 above, we are proposing in this Proposal No. 10 to amend the Charter to integrate all of the amendments to the Charter proposed in Proposals No. 3 through 10, to update defined terms, to conform cross-references and section titles, to make other immaterial typographical and drafting changes throughout the Charter, and to restate the Charter to incorporate all the amendments approved in Proposals No. 3 through 9 along with all previously approved amendments and articles supplementary in the form attached hereto as Exhibit A-I. We believe that none of these ministerial amendments would materially affect the rights or preferences of our stockholders (except as they reflect Proposals No. 3 through 9 above). We believe that these amendments and the restatement are advisable in order to simplify reference to the Company’s Charter for our stockholders, directors, officers, employees, agents and advisors.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 3 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 3 through 10. This means that AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD:  The Board, including all of the independent directors, has found the amendment and restatement of the Charter proposed in this Proposal No. 10 to be advisable, and therefore, the Board recommends that you vote “FOR” Proposal No. 10.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms received by it with respect to the fiscal year ended December 31, 2013, all reports were filed on a timely basis.

CODE OF ETHICS

The Board of Directors adopted a Code of Ethics effective as of September 2, 2010, reaffirmed on April 18, 2011 and amended and restated on March 31, 2014 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at http://www.nyrt.com by clicking on “Investor Relations — Code of Business Conduct and Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: New York REIT, Inc., 405 Park Avenue, 14th Floor, New York, New York 10022, Attention: Edward M. Weil, Jr. A waiver of the Code of Ethics may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board of Directors established a compensation committee on March 31, 2014. The current members of the compensation committee are William G. Stanley, Robert H. Burns and Scott J. Bowman. None of these persons has at any time served as an officer or employee of the Company. None of these persons had any relationships with the Company requiring disclosure under applicable rules and regulations of the SEC.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2014 ANNUAL MEETING

Our Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2015 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than December 31, 2014. Any proposal received after the applicable time in the previous sentence will be considered untimely.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for the 2015 annual meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our Bylaws. Under our Bylaws, for a stockholder proposal to be properly submitted for presentation at our 2015 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on December 1, 2014 and ending at 5:00 p.m., Eastern Time, on December 31, 2014. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in our Bylaws, including, without limitation:

1.	as to each director nominee (a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) of the Exchange Act (including the Proposed Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the proposing stockholder’s reasons for proposing such business at the meeting;
•	any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom; and
3.	as to the proposing stockholder, any Proposed Nominee and any Stockholder Associated Person
•	the class, series and number of all shares of stock or other securities of the Company or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person;
•	the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person;
•	whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six (6) months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the Peer Group in the Stock Performance Graph in the most recent annual report to security holders of the Company (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Company or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company); and
•	any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series.
4.	as to the proposing stockholder, any Stockholder Associated Person with an interest or ownership referred to in clauses (2) or (3) above, and any Proposed Nominee:
•	the name and address of the proposing stockholder, as they appear on the Company’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee; and
•	the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and
5.	the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice; and
6.	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice; and
7.	such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Company in connection with service or action as a director that has not been disclosed to the Company and (b) will serve as a director of the Company if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Company, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Company are listed or over-the-counter market on which any securities of the Company are traded).

A “Stockholder Associated Person” means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: New York REIT, Inc., 405 Park Avenue, 14th Floor, New York, NY 10022, Attention: Edward M. Weil, Jr. (telephone: (212) 415-6500).

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.,
Treasurer and Secretary

Exhibit A-I

FORM OF

ARTICLES OF

AMENDMENT AND RESTATEMENT

FOR

NEW YORK REIT, INC.

a Maryland Corporation

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NEW YORK REIT, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  New York REIT, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is New York REIT, Inc. (the “Company”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “New York REIT, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The address of the Company’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company, as amended from time to time.

“CODE” shall have the meaning as provided in Article II herein.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

“DIRECTOR” means a director of the Company.

“DISTRIBUTIONS” means any distributions (as such term is defined in Section 2-301 of the MGCL) pursuant to Section 5.2(iii) hereof, by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

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“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Section 5.7(i) hereof) applies.

“PREFERRED SHARES” shall have the meaning as provided in Section 5.1 herein.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares and Preferred Shares.

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

ARTICLE V

STOCK

SECTION 5.1 AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 350,000,000 Shares, of which (i) 300,000,000 shall be designated as common stock, $0.01 par value per Share (the “Common Shares”); and (ii) 50,000,000 shall be designated as preferred stock, $0.01 par value per Share (the “Preferred Shares”). The aggregate par value of all authorized Shares having par value is $3,500,000. If Shares of one (1) class of stock are classified or reclassified into Shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company has authority to issue.

SECTION 5.2 COMMON SHARES.

(i) COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii) DESCRIPTION.  Subject to Section 5.7 hereof and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of stock.

(iii) DISTRIBUTION RIGHTS.  The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company or in

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securities of the Company, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

(iv) RIGHTS UPON LIQUIDATION.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v) VOTING RIGHTS.  Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3 PREFERRED SHARES.  The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares.

SECTION 5.4 CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.7 and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other Charter document.

SECTION 5.5 STOCKHOLDERS’ CONSENT IN LIEU OF MEETING.  Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6 CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

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SECTION 5.7 RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i) DEFINITIONS.  For purposes of this Section 5.7, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding Shares and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of Shares, or such other percentage determined by the Board in accordance with Section 5.7(ii)(h) hereof.

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section 5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.7(ii)(g), and subject to adjustment pursuant to Section 5.7(ii)(h), the percentage limit established by the Board pursuant to Section 5.7(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

“NYSE” means the New York Stock Exchange.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.7, would Beneficially Own or Constructively Own Shares in violation of Section 5.7(ii)(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day on which the Board determines pursuant to Section 7.4 hereof that it is no longer in the best interests of the Company to attempt to, or

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continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii) SHARES.

(a) OWNERSHIP LIMITATIONS.  Prior to the Restriction Termination Date, but subject to Section 5.8:

(I) BASIC RESTRICTIONS.

(A) (1) Except as set forth in any articles supplementary creating any class or series of Shares, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II) TRANSFER IN TRUST.  If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.7(ii)(a)(I)(A) or (B),

(A) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 5.7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(B) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.7(ii)(a)(I)(A) or (B) then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(III) To the extent that, upon a transfer of Shares pursuant to Section 5.7(ii)(a)(II), a violation of any provision of this Section 5.7 would nonetheless be continuing (for example, where the ownership of

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Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to the number of Trusts, each having a distinct Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Trust, such that there is not violation of any provisions of this Section 5.7.

(b) REMEDIES FOR BREACH.  If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 5.7(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.7(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c) NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.7(ii)(a)(I)(A) or (B) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.7(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d) OWNERS REQUIRED TO PROVIDE INFORMATION.  Prior to the Restriction Termination Date:

(I) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e) REMEDIES NOT LIMITED.  Subject to Section 7.4 hereof, nothing contained in this Section 5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f) AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 5.7(ii), Section 5.7(iii), or any definition contained in Section 5.7(i), the Board shall have the power to determine the application of the provisions of this Section 5.7(ii) or Section 5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section 5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 5.7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 5.7(ii)(a), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

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(g) EXCEPTIONS.

(I) Subject to Section 5.7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 5.7(ii)(a)(I)(B);

(B) such Person does not, and represents that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.7(ii)(a) through Section 5.7(ii)(f)) will result in such Shares being automatically transferred to a Trust in accordance with Section 5.7(ii)(A)(II) and Section 5.7(iii).

(II) Prior to granting any exception pursuant to Section 5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III) Subject to Section 5.7(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV) The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h) INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT.  Subject to Section 5.7(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Shares.

(i) NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice

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containing information about the Shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of New York REIT, Inc. (the “Company”) are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares or 9.8% (in value or in number of Shares, whichever is more restrictive) of any class or series of Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of Shares that, if effective, would result in the Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which causes or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (i) and (ii) above are violated, the Shares in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Company may redeem shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

(iii) TRANSFER OF SHARES IN TRUST.

(a) OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section 5.7(ii)(a)(III) that would result in a transfer of Shares to a Trust, such Shares shall be transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 5.7(ii)(a)(III). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.7(iii)(f).

(b) STATUS OF SHARES HELD BY THE TRUSTEE.  Shares held by the Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c) DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares

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have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.7, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d) SALE OF SHARES BY TRUSTEE.  Within 20 days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.7, such excess shall be paid to the Trustee upon demand.

(e) PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section 5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f) DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 5.8 SETTLEMENTS.  Nothing in Section 5.7 shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.7.

SECTION 5.9 SEVERABILITY.  If any provision of Section 5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.9 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

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SECTION 5.10 ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.7.

SECTION 5.11 NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.12 PREEMPTIVE AND APPRAISAL RIGHTS.  Except as may be provided by the Board in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Company which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1 NUMBER OF DIRECTORS.  The number of Directors of the Company shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws; but shall never be less than the minimum required by the MGCL. The Company elects that, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualify, are:

Nicholas S. Schorsch

William M. Kahane

Scott J. Bowman

William G. Stanley

Robert H. Burns

SECTION 6.2 RESIGNATION OR REMOVAL.  Any Director may resign by delivering notice to the Board, effective upon receipt by the Board of such notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office at any time, but only for cause, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1 GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board. In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment

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operations and performance of the Company and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2 AUTHORIZATION BY BOARD OF STOCK ISSUANCE.  The Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

SECTION 7.3 FINANCINGS.  The Board shall have the power and authority to cause the Company to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4 REIT QUALIFICATION.  The Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 5.7 hereof is no longer required for REIT qualification.

SECTION 7.5 DETERMINATIONS BY BOARD.  The determination as to any of the following matters, made by or pursuant to the direction of the Board, shall be final and conclusive and shall be binding upon the Company and every holder of Shares: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations (and any variation thereof), net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any Shares; the number of Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; any interpretation of the terms and conditions of one or more of the agreements with any persons; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

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ARTICLE VIII

EXTRAORDINARY ACTIONS

Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX

LIABILITY OF STOCKHOLDERS, DIRECTORS AND OFFICERS

SECTION 9.1 LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder.

SECTION 9.2 LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section 9.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 9.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) The Company shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in that capacity. The Company shall have the power, with the approval of the Board, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company.

SECTION 9.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

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ARTICLE X

AMENDMENTS

The Company reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. However, any amendment to the second sentence of Section 6.2 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

THIRD:  The amendment and restatement of the charter as herein set forth have been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the charter.

SEVENTH:  The undersigned acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, New York REIT, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its Treasurer and Secretary, on this    day of         , 2014.

ATTEST:

By:	By:
Name: Michael A. Happel Title: President

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Exhibt A-II

FORM OF

ARTICLES OF

AMENDMENT AND RESTATEMENT

FOR~~AMERICAN REALTY CAPITAL~~

NEW YORK ~~RECOVERY~~REIT, INC.

a Maryland Corporation

i

PAGE
ARTICLE VIII ~~ADVISOR 27~~ EXTRAORDINARY ACTIONS	20
~~SECTION 8.1 APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR~~	27
~~SECTION 8.2 SUPERVISION OF ADVISOR~~	27
~~SECTION 8.3 FIDUCIARY OBLIGATIONS~~	28
~~SECTION 8.4 AFFILIATION AND FUNCTIONS~~	28
~~SECTION 8.5 TERMINATION~~	28
~~SECTION 8.6 DISPOSITION FEE ON SALE OF PROPERTY~~	28
~~SECTION 8.7 INCENTIVE FEES~~	28
~~SECTION 8.8 SUBORDINATED INCENTIVE LISTING FEE~~	28
~~SECTION 8.9 SUBORDINATED PARTICIPATION IN NET SALE PROCEEDS~~	29
~~SECTION 8.10 ORGANIZATION AND OFFERING EXPENSES LIMITATION~~	29
~~SECTION 8.11 ACQUISITION FEES~~	29
~~SECTION 8.12 FINANCING COORDINATION FEE~~	29
~~SECTION 8.13 ASSET MANAGEMENT FEE~~	29
~~SECTION 8.14 REIMBURSEMENT FOR TOTAL OPERATING EXPENSES~~	29
~~SECTION 8.15 REIMBURSEMENT LIMITATION~~	30
ARTICLE IX ~~INVESTMENT OBJECTIVES AND LIMITATIONS~~	30
LIABILITY OF STOCKHOLDERS, DIRECTORS AND OFFICERS	29
SECTION 9.1 ~~REVIEW OF OBJECTIVES 30~~LIMITATION OF STOCKHOLDER LIABILITY	29
SECTION 9.2 ~~CERTAIN PERMITTED INVESTMENTS~~	30
LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.	30
~~SECTION 9.3 INVESTMENT LIMITATIONS~~	30
~~ARTICLE X CONFLICTS OF INTEREST~~	33
~~SECTION 10.1 SALES AND LEASES TO THE COMPANY~~	33
~~SECTION 10.2 SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES~~	33
~~SECTION 10.3 OTHER TRANSACTIONS.~~	33
~~SECTION 10.4 CONFLICT RESOLUTION PROCEDURES.~~	34
~~ARTICLE XI STOCKHOLDERS~~	35
~~SECTION 11.1 MEETINGS OF STOCKHOLDERS~~	35
~~SECTION 11.2 VOTING RIGHTS OF STOCKHOLDERS~~	35
~~SECTION 11.3 EXTRAORDINARY ACTIONS~~	36
~~SECTION 11.4 VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES~~	36
~~SECTION 11.5 RIGHT OF INSPECTION~~	36
~~SECTION 11.6 ACCESS TO STOCKHOLDER LIST~~	36
~~SECTION 11.7 REPORTS~~	37

ii

PAGE
~~ARTICLE XII LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~	38
~~SECTION 12.1 LIMITATION OF STOCKHOLDER LIABILITY~~	38
~~SECTION 12.2 LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.~~	38
SECTION ~~12.3 PAYMENT OF EXPENSES~~	40
~~SECTION 12.4~~9.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS	~~40~~31
ARTICLE ~~XIII~~X AMENDMENTS	~~40~~31
~~ARTICLE XIV ROLL-UP TRANSACTIONS~~	41
~~ARTICLE XV DURATION~~	42

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~~AMERICAN REALTY CAPITAL~~ NEW YORK ~~RECOVERY~~ REIT, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  ~~American Realty Capital~~ New York ~~Recovery~~ REIT, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is ~~American Realty Capital~~ New York ~~Recovery~~ REIT, Inc. (the “Company”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “~~American Realty Capital~~ New York ~~Recovery~~ REIT, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is The Corporation Trust Incorporated, ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The address of the Company’s principal office in the State of Maryland is c/o The Corporation Trust Incorporated, ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, and title insurance premiums.~~

~~“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

1

~~“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.~~

~~“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person, ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~“ASSET” means any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one (1) or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one (1) or more of its Affiliates.~~

~~“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company, as amended from time to time.

“CODE” shall have the meaning as provided in Article II herein.

~~“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

~~“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.~~

~~“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses, but in each case including any indebtedness assumed or incurred in respect of such Property.~~

~~“DEALER MANAGER” means Realty Capital Securities, LLC, an Affiliate of the Company, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

2

“DIRECTOR” means a director of the Company.

“DISTRIBUTIONS” means any distributions ~~of money or other property,~~(as such term is defined in Section 2-301 of the MGCL) pursuant to Section 5.2(iii) hereof, by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

~~“EXCESS AMOUNT” has the meaning provided in Section 8.14 herein.~~

~~“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.~~

~~“EXPENSE YEAR” has the meaning provided in Section 8.15 herein.~~

~~“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~“INDEMNITEE” has the meaning provided in Section 12.2 herein.~~

~~“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property or of other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions as to the value of Real Property.~~

~~“INDEPENDENT DIRECTOR” means a Director who is not associated and who has not been associated within the last two years, directly or indirectly, with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross income, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.~~

~~“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~“INITIAL PUBLIC OFFERING” means the first Offering.~~

~~“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.~~

~~“IRA” means an “individual retirement account” (as defined in Section 408 of the Code).~~

~~“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer, limited liability company member, limited partner or general partner established to acquire or hold Assets.~~

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~~“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~“LIQUIDITY EVENT” includes a sale of substantially all the Assets, a sale or merger of the Company, a Listing, or other similar transaction.~~

~~“LISTING” means the listing of the Common Shares on a national securities exchange or the trading of the Common Shares in the over-the-counter market. Upon such Listing, the Common Shares shall be deemed Listed.~~

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

~~“MORTGAGES” means, in connection with mortgage financing provided by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~“NET ASSETS” means the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.~~

~~“NET INCOME” means, for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

~~“NET SALES PROCEEDS” means, in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one (1) or more Assets within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company, which shall be determined by the Board in its sole discretion.~~

~~“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section 11.8 herein.~~

~~“OFFERING” means any public offering and sale of Shares pursuant to an effective registration statement filed under the Securities Act.~~

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~~“OPERATING PARTNERSHIP” means New York Recovery Operating Partnership, L.P., an Affiliate of the Company through which the Company may own Assets.~~

~~“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with the formation, qualification and registration of the Company, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Section ~~5.9~~5.7(i) hereof) applies.

~~“PLAN OF LIQUIDATION” has the meaning provided in Article XV herein.~~

“PREFERRED SHARES” ~~has~~shall have the meaning as provided in Section 5.1 herein.

~~“PROPERTY” or “PROPERTIES” means, as the context requires, any, or all, respectively, of the Real Property acquired by the Company, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus and an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act.~~

~~“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~“REFINANCING PROCEEDS” means the proceeds of the refinancing of any indebtedness of the Company, less the amount of expenses incurred by or on behalf of the Company in connection with such refinancing.~~

~~“REINVESTMENT PLAN” has the meaning provided in Section 5.15 herein.~~

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~

~~(a) a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange; or~~

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~~(b) a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) the voting rights of the holders of Shares;~~

~~(ii) the term of existence of the Company;~~

~~(iii) Sponsor or Advisor compensation; or~~

~~(iv) the Company’s investment objectives.~~

~~“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Company in one (1) or more Assets within one hundred eighty (180) days thereafter.~~

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

~~“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~“SELLING COMMISSIONS” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.~~

“SHARES” means shares of ~~beneficial interest or of common~~ stock of the Company of any class or series, including Common Shares and Preferred Shares~~, that has the right to elect Directors of the Company.~~

~~“SOLICITING DEALERS” means those broker-dealers that are members of the Financial Industry Regulatory Authority, or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~

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~~“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one (1) or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company. The term “Sponsor” shall not include a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.“STOCKHOLDER LIST” has the meaning provided in Section 11.6 herein~~.

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

~~“TENDERED SHARES” has the meaning provided in Section 11.8 herein.~~

~~“TERMINATION DATE” means the date of termination of the Advisory Agreement.~~

~~“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all Shares offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and Shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan.~~

~~“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses (including any Financing Coordination Fee), (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

~~“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one (1) year.~~

~~“2%/25% GUIDELINES” has the meaning provided in Section 8.15 herein.~~

ARTICLE V

STOCK

SECTION 5.1 AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 350,000,000 Shares, of which (i) 300,000,000 shall be designated as common stock, $0.01 par value per Share (the “Common Shares”); and (ii) 50,000,000 shall be designated as preferred stock, $0.01 par value per Share (the “Preferred Shares”). ~~All shares shall be fully paid and nonassessable when issued.~~ The aggregate par value of all authorized ~~shares of stock~~Shares having par value is $3,500,000. If Shares of one (1) class of stock are classified or reclassified into Shares of another class of stock pursuant to Section 5.2(ii) or Section 5.3 of this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each

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case by the number of Shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company has authority to issue.

SECTION 5.2 COMMON SHARES.

(i) COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii) DESCRIPTION.  Subject to Section ~~5.9 of this Article V~~5.7 hereof and except as may otherwise be specified in the ~~terms of any class or series of Common Shares~~Charter, each Common Share shall entitle the holder thereof to one ~~(1) vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof~~vote. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one ~~(1)~~ or more classes or series of stock~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

(iii) DISTRIBUTION RIGHTS.  The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company or in securities of the Company, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (i) the Board advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board offers each Stockholder the election of receiving such in-kind distributions and (iii) in-kind distributions are made only to those Stockholders that accept such offer.~~

(iv) RIGHTS UPON LIQUIDATION.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(v) VOTING RIGHTS.  Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common ~~stockholder~~Stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3 PREFERRED SHARES.  The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, ~~in~~into one ~~(1)~~ or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than a publicly held Share) sold in a private offering shall not exceed the voting rights that bear the same~~

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~~relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

SECTION 5.4 CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Section ~~5.9~~5.7 and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series ~~of Shares~~; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other ~~charter~~Charter document.

SECTION 5.5 STOCKHOLDERS’ CONSENT IN LIEU OF MEETING.  Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6 CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

~~SECTION 5.7 NO ISSUANCE OF SHARE CERTIFICATES.  Unless otherwise provided by the Board, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.~~

~~SECTION 5.8 SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i) INVESTOR SUITABILITY STANDARDS. Subject to suitability standards established by individual states, to become a Stockholder in the Company, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing IRA), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under the Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings, and automobiles) of not less than $250,000.~~

~~(ii) DETERMINATION OF SUITABILITY OF SALE. The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, each Person selling Common Shares on behalf of the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth~~

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~~standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; and (5) the tax consequences of the investment.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain these records for at least six years.~~

~~(iii) MINIMUM INVESTMENT AND TRANSFER. Subject to certain individual state requirements and except for Shares issued pursuant to the Reinvestment Plan, the Company will sell its Common Shares only to investors who initially purchase a minimum of 250 Common Shares for an aggregate price of $2,500. In order to satisfy the purchase requirements for retirement plans, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100.00 or ten (10) whole shares. An investment in Shares shall not, in itself, create a retirement plan, and in order to create a retirement plan a Stockholder must comply with all applicable provisions of the Code. Following the initial minimum investment, no subsequent sale or transfer of Common Shares other than pursuant to the Reinvestment Plan will be permitted of less than 250 Common Shares, and a Stockholder shall not transfer, fractionalize or subdivide such shares so as to retain less than the minimum number thereof.~~

SECTION 5.7 ~~SECTION 5.9~~ RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i) DEFINITIONS.  For purposes of this Section ~~5.9~~5.7, the following terms shall have the following meanings:

“AGGREGATE SHARE OWNERSHIP LIMIT” means ~~not more than~~ 9.8% in value of the aggregate of the outstanding Shares and ~~not more than~~ 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of Shares, or such other percentage determined by the Board in accordance with Section 5.7(ii)(h) hereof.

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one ~~(1)~~ or more beneficiaries of the Trust as determined pursuant to Section ~~5.9~~5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by

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Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the ~~Charter or by the~~ Board pursuant to Section ~~5.9~~5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section ~~5.9~~5.7(ii)(g), and subject to adjustment pursuant to Section 5.7(ii)(h), the percentage limit established by the Board pursuant to Section ~~5.9~~5.7(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal national securities exchange on which such Shares are ~~Listed~~listed or admitted to trading or, if such Shares are not ~~Listed~~listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use,~~ the principal ~~other~~ automated quotation system that may then be in use or, if such Shares are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

“NYSE” means the New York Stock Exchange.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section ~~5.9(ii)(a),~~5.7, would Beneficially Own or Constructively Own Shares in violation of Section 5.7(ii)(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day ~~after the Commencement of the Initial Public Offering~~ on which the ~~Company~~Board determines pursuant to Section 7.4 hereof that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, ~~of Shares or the right to vote or receive dividends on Shares,~~ including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial ~~Ownership~~ or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section ~~5.9~~5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

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(ii) SHARES.

(a) OWNERSHIP LIMITATIONS.  ~~During the period commencing on the date that the Company elects to qualify for federal income tax treatment as a REIT and prior~~Prior to the Restriction Termination Date, but subject to Section ~~5.10~~5.8:

(I) BASIC RESTRICTIONS.

(A) (1) Except as set forth in any articles supplementary creating any class or series of Shares, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially ~~Own~~ or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial ~~Ownership~~ or Constructive Ownership that would result in the Company owning (actually ~~owning~~ or Constructively ~~Owning~~) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of Shares that, if effective, would result in Shares being ~~Beneficially Owned~~beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II) TRANSFER IN TRUST.  If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section ~~5.9~~5.7(ii)(a)(~~l~~I)(A) or (B),

(A) then that number of Shares the Beneficial ~~Ownership~~ or Constructive Ownership of which otherwise would cause such Person to violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically ~~Transferred~~transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section ~~5.9~~5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(B) if the ~~Transfer~~transfer to the Trust described in clause (A) of this ~~Section 5.9(ii)(a)(II)~~sentence would not be effective for any reason to prevent the violation of Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) then the Transfer of that number of Shares that otherwise would cause any Person to violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(III) To the extent that, upon a transfer of Shares pursuant to Section 5.7(ii)(a)(II), a violation of any provision of this Section 5.7 would nonetheless be continuing (for example, where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to the number of Trusts, each having a distinct Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Trust, such that there is not violation of any provisions of this Section 5.7.

(b) REMEDIES FOR BREACH.  If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section ~~5.9~~5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial ~~Ownership~~ or Constructive Ownership of any Shares in violation of Section ~~5.9~~ 5.7(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation,

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causing the Company to redeem Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section ~~5.9~~5.7(ii)(a) shall automatically result in the ~~Transfer~~transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c) NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section ~~5.9~~5.7(ii)(a)(I)(A) or (B) or any Person who would have owned Shares that resulted in a ~~Transfer~~transfer to the Trust pursuant to the provisions of Section ~~5.9~~5.7(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d) OWNERS REQUIRED TO PROVIDE INFORMATION.  ~~From the Commencement of the Initial Public Offering and prior~~Prior to the Restriction Termination Date:

(I) every owner of more than five percent ~~(5%)~~ (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit; and

(II) each Person who is a Beneficial ~~Owner~~ or ~~a~~ Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e) REMEDIES NOT LIMITED.  Subject to Section 7.4 ~~of the Charter~~hereof, nothing contained in this Section ~~5.9~~5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f) AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section ~~5.9~~5.7(ii), Section ~~5.9~~5.7(iii), or any definition contained in Section ~~5.9~~5.7(i), the Board shall have the power to determine the application of the provisions of this Section ~~5.9~~5.7(ii) or Section ~~5.9~~5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section ~~5.9~~5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section ~~5.9.~~5.7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section ~~5.9~~5.7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section ~~5.9~~5.7(ii)(a), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

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(g) EXCEPTIONS.

(I) Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Aggregate Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section ~~5.9~~5.7(ii)(a)(I)(B);

(B) such Person does not, and represents that it ~~does not, and undertakes that it~~ will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a ~~9.8~~9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section ~~5.9~~5.7(ii)(a) through Section ~~5.9~~5.7(ii)(f)) will result in such Shares being automatically ~~Transferred~~transferred to a Trust in accordance with Section ~~5.9~~5.7(ii)(A)(II) and Section ~~5.9~~5.7(iii).

(II) Prior to granting any exception pursuant to Section ~~5.9~~5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III) Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit but only to the extent necessary to facilitate such Offering or private placement.

(IV) The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Share Ownership Limit.

(h) INCREASE OR DECREASE IN AGGREGATE SHARE OWNERSHIP LIMIT.  Subject to Section ~~5.9~~5.7(ii)(a)(I)(B), the Board may from time to time increase the Aggregate Share Ownership Limit for one ~~(1)~~ or more Persons and decrease the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Aggregate Share Ownership Limit and, provided further, that the new Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Shares.

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(i) NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the Shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of ~~American Realty Capital~~ New York ~~Recovery~~ REIT, Inc. (the “Company”) are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s charter, (i) no Person may Beneficially or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares or 9.8% (in value or in number of ~~shares~~Shares, whichever is more restrictive) of any class or series of Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of Shares that, if effective, would result in the Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which causes or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on ~~transfer~~Transfer or ownership as set forth in (i) and (ii) above are violated, the Shares in excess or in violation of ~~such~~the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one ~~(1)~~ or more Charitable Beneficiaries. In addition, the Company may redeem shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on ~~transfer~~Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

(iii) TRANSFER OF SHARES IN TRUST.

(a) OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section ~~5.9~~5.7(ii)(a)(~~II~~III) that would result in a ~~Transfer~~transfer of Shares to a Trust, such Shares shall be  ~~Transferred~~transferred to the Trustee as trustee of a Trust for the exclusive benefit of one ~~(1)~~ or more Charitable Beneficiaries. Such ~~Transfer~~transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the ~~Transfer~~transfer to the Trust pursuant to Section ~~5.9~~5.7(ii)(a)(~~II~~III). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~5.9~~5.7(iii)(f).

(b) STATUS OF SHARES HELD BY THE TRUSTEE.  Shares held by the Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the ~~Shares~~shares held ~~in trust~~ by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c) DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the Shares have been ~~Transferred~~transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend

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or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been ~~Transferred~~transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been ~~Transferred~~transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section ~~5.9,~~5.7, until the Company has received notification that Shares have been ~~Transferred~~transferred into a Trust, the Company shall be entitled to rely on its stock ~~Transfer~~transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d) SALE OF SHARES BY TRUSTEE.  Within 20 days of receiving notice from the Company that Shares have been ~~Transferred~~transferred to the Trust, the Trustee shall sell the Shares held in the Trust to a ~~Person~~person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section ~~5.9~~5.7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~5.9~~5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been ~~Transferred~~transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~5.9,~~5.7, such excess shall be paid to the Trustee upon demand.

(e) PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares ~~Transferred~~transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such ~~Transfer~~transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.9~~5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section ~~5.9~~5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f) DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one ~~(1)~~ or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section ~~5.9~~5.7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

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SECTION 5.8 ~~SECTION 5.10~~ SETTLEMENTS.  Nothing in Section ~~5.9~~5.7 shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections ~~5.9,~~5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section ~~5.9.~~5.7.

SECTION 5.9 ~~SECTION 5.11~~ SEVERABILITY.  If any provision of Section ~~5.9~~5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.9 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.10 ~~SECTION 5.12~~ ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section ~~5.9.~~5.7.

SECTION 5.11 ~~SECTION 5.13~~ NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

~~SECTION 5.14 REPURCHASE OF SHARES.  The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, the Advisor, the Directors or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Company.~~

~~SECTION 5.15 DISTRIBUTION REINVESTMENT PLANS.  The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

SECTION 5.12 ~~SECTION 5.16~~ PREEMPTIVE AND APPRAISAL RIGHTS.  Except as may be provided by the Board in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Company which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one ~~(1)~~ or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1 NUMBER OF DIRECTORS.  The number of Directors of the Company shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws; ~~provided, however, that the number of Directors shall not be fewer than three nor greater than ten. From and after the Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director~~but shall never be less than the minimum required by the MGCL. The Company elects that, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the ~~Stockholders~~remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent~~

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~~Directors’ positions.~~ No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the Directors who shall serve on the Board until the ~~first~~next annual meeting of the Stockholders and until their successors are duly elected and qualify~~, subject to an increase in the number of Directors prior to the first annual meeting of the Stockholders~~, are:

Nicholas S. Schorsch~~William M. Kahane~~

~~Leslie D. MichelsonWilliam G. StanleyRobert H. Burns~~

William M. Kahane

Scott J. Bowman

William G. Stanley

Robert H. Burns

~~SECTION 6.2 EXPERIENCE.  Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one (1) of the Independent Directors shall have three years of relevant real estate experience, and at least one (1) of the Independent Directors shall be a financial expert with at least three years of relevant finance experience.~~

~~SECTION 6.3 COMMITTEES.  Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors. Any Audit Committee established by the Board shall be composed solely of Independent Directors.~~

~~SECTION 6.4 TERM.  Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~SECTION 6.5 FIDUCIARY OBLIGATIONS.  The Directors serve in a fiduciary capacity to the Company and have a fiduciary duty to the Stockholders of the Company, including a specific fiduciary duty to supervise the relationship of the Company with the Advisor.~~

SECTION 6.2 ~~SECTION 6.6~~ RESIGNATION~~,~~ OR REMOVAL ~~OR DEATH~~.  Any Director may resign by ~~written~~delivering notice to the Board, effective upon ~~execution and delivery to~~receipt by the ~~Company~~Board of such ~~written~~ notice or upon any future date specified in the notice. ~~Any~~Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office ~~with or without~~at any time, but only for cause, and then only by the affirmative vote of ~~the holders of not less than a majority of the Shares then outstanding and entitled to vote~~stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of ~~directors, subject to the rights of any Preferred Shares to vote for such Directors.~~Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

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ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1 GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board. In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2 AUTHORIZATION BY BOARD OF STOCK ISSUANCE.  The Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws~~; provided that a majority of the Independent Directors that have no interest in the transaction shall approve any offering of preferred stock and shall have access to the Company’s counsel or shall be provided independent counsel.~~.

SECTION 7.3 FINANCINGS.  The Board shall have the power and authority to cause the Company to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities of the Company and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4 REIT QUALIFICATION.  ~~If the Company elects to qualify for federal income tax treatment as a REIT, the~~The Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section ~~5.9 of Article V~~5.7 hereof is no longer required for REIT qualification.

SECTION 7.5 DETERMINATIONS BY BOARD.  The determination as to any of the following matters, made ~~in good faith~~ by or pursuant to the direction of the Board ~~consistent with the Charter~~, shall be final and conclusive and shall be binding upon the Company and every holder of Shares: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations (and any variation thereof), net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or

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terms or conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any Shares; the number of Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; any ~~conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines~~interpretation of the terms and conditions of one or more of the agreements with any persons; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory~~.

~~SECTION 7.6 STOCKHOLDER CONCURRENCE REQUIRED.  Notwithstanding the foregoing, without concurrence of a majority of the outstanding Shares entitled to vote thereon, the Board may not (i) amend the Charter, except for amendments that do not adversely affect the rights, preferences and privileges of Stockholders (including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions), (ii) sell all or substantially all of the Assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution or as otherwise permitted by law, (iii) cause the merger or similar reorganization of the Company except as permitted by law or (iv) dissolve or liquidate the Company, other than before the Company’s initial investment in Assets.~~

~~SECTION 7.7 VOTE OF MAJORITY OF INDEPENDENT DIRECTORS REQUIRED.   Notwithstanding the foregoing, a majority of the Independent Directors must approve matters relating to: (i) the requirement that a majority of Directors and of Independent Directors review and ratify the Charter at or before the first meeting of the Board; (ii) the duty of the Board to establish written policies on investments and borrowing and to monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out; (iii) the Company’s minimum capitalization; (iv) the Advisory Agreement; (v) liability and indemnification; (vi) reasonableness of the Company’s fees and expenses; (vii) limitations on Organization and Offering Expenses; (viii) limitations on Acquisition Fees and Acquisition Expenses; (viii) limitations on Total Operating Expenses; (ix) limitations on Real Estate commissions on resale of property; (x) limitations on incentive fees; (xi) Advisor compensation; (xii) the Independent Directors’ periodic duty to review the Company’s investment policies; (xiii) the authority of a majority of the Independent Directors to select an Independent Appraiser to determine the fair market value that the Company pays for Real Estate that it acquires both (a) when a majority of the Independent Directors determine to appoint an Independent Appraiser to determine fair market value in connection with any acquisition by the Company and (b) whenever the Company acquires property from the Advisor, the Directors, the Sponsor or their Affiliates; (xiv) the restrictions and procedures contained herein relating to meetings of Stockholders; (xv) the authority of a majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, without the necessity for concurrence by the Board, to vote to elect the Directors; (xvi) those requirements of any Reinvestment Plan that the Board establishes, relating to periodic distribution of certain material information to Stockholders and opportunity for participating Stockholders to withdraw; (xvii) the adoption of a Plan of Liquidation; and (xviii) the requirement that a majority of Independent Directors must approve matters relating to the duties and restrictions enumerated in this Section 7.7.~~

ARTICLE VIII

~~ADVISOR~~
EXTRAORDINARY ACTIONS

~~SECTION 8.1 APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR.  The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may~~

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~~grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an initial investment of $200,000 in the Company. The Advisor or any such Affiliate may not sell the Initial Investment while American Realty Capital III, LLC remains a Sponsor but may transfer the Initial Investment to American Realty Capital III, LLC or any Affiliate of American Realty Capital III, LLC or the Advisor.~~

~~SECTION 8.2 SUPERVISION OF ADVISOR.  The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the total fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

~~SECTION 8.3 FIDUCIARY OBLIGATIONS.  The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.~~

~~SECTION 8.4 AFFILIATION AND FUNCTIONS.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~SECTION 8.5 TERMINATION.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.~~

~~SECTION 8.6 DISPOSITION FEE ON SALE OF PROPERTY.  The Company may pay the Advisor a real estate commission upon Sale of one (1) or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the Competitive Real Estate Commission if a third party broker is also involved, or (ii) two percent (2%) of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not~~

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~~exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6%) of the sales price of such Property or Properties.~~

~~SECTION 8.7 SUBORDINATED INCENTIVE LISTING FEE.  Upon Listing of the Common Shares, the Company shall pay the Advisor or its assignees a fee equal to fifteen percent (15%) of the amount, if any, by which (1) the market value of the outstanding Shares plus Distributions paid by the Company prior to Listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of cash flow necessary to generate an annual six percent (6%) cumulative, non-compounded return to investors. If the Advisor receives a fee under this Section 8.7, it would no longer be entitled to receive the fee under Section 8.8 or Section 8.9.~~

~~SECTION 8.8 SUBORDINATED PARTICIPATION IN NET SALE PROCEEDS.  The Company shall pay the Advisor or its assignees from time to time, when available, a fee in an amount equal to fifteen percent (15%) of remaining Net Sales Proceeds after return of capital contributions plus payment to investors in Shares of an annual six percent (6%) cumulative, pre-tax, non-compounded return on the capital contributed by such investors. Any such fee becoming due and payable to the Advisor or its assignees hereunder shall be reduced by the amount of any distribution made to New York Recovery Special Limited Partnership, LLC pursuant to the Operating Partnership Agreement. Any fee received under this Section 8.8 prior to a Listing shall offset the amount that would otherwise by payable pursuant to Section 8.7.~~

~~SECTION 8.9 SUBORDINATED TERMINATION FEE.  The Company shall pay the Advisor a fee upon termination without cause or non-renewal of the Advisory Agreement. Such fee, if any, will be payable in the form of a promissory note equal to (A) 15.0% of the amount, if any, by which (1) the sum of (v) the fair market value (determined by appraisal as of the Termination Date) of the Assets on the Termination Date, less (w) any loans secured by such Assets, plus (x) total Distributions paid through the Termination Date on Securities issued in offerings through the Termination Date, less (y) the liquidation preference of all Preferred Shares issued on or prior to the Termination Date (whether or not converted into Common Shares), which liquidation preference shall be reduced by any amounts paid on or prior to the Termination Date to purchase or redeem any Preferred Shares or any Common Shares issued on conversion of any Preferred Shares, less (z) any amounts distributable as of the Termination Date to limited partners who received units in the Operating Partnership in connection with the acquisition of any Assets upon the liquidation or sale of such Assets (assuming the liquidation or sale of such Assets on the Termination Date), exceeds (2) the sum of the Gross Proceeds raised in all offerings through the Termination Date (less amounts paid on or prior to the Termination Date to purchase or redeem any Common Shares purchased in an offering pursuant to the share repurchase plan) and the total amount of cash that, if distributed to those Stockholders who purchased Common Shares in an offering on or prior to the Termination Date, would have provided such Stockholders an annual six percent (6%) cumulative, non-compounded return on the Gross Proceeds raised in all offerings through the Termination Date, measured for the period from inception through the Termination Date, less (B) any prior payments to the Advisor of the Subordinated Participation in Net Sales Proceeds or the Subordinated Incentive Listing Fee. In addition, at the time of termination, the Advisor may elect to defer its right to receive a subordinated termination fee until either a listing or an other liquidity event occurs, including a liquidation or the sale of all or substantially all the Assets (regardless of the form in which such sale shall occur).~~

~~The Advisor may defer its right to receive a under this Section 8.9 if there is a Listing or a Liquidity Event. If the Advisor receives such fee, it would no longer be entitled to receive the fees under Section 8.7 or Section 8.8.~~

~~SECTION 8.10 ORGANIZATION AND OFFERING EXPENSES LIMITATION.  The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed fifteen percent (15%) of the Gross Proceeds of each Offering.~~

~~SECTION 8.11 ACQUISITION FEES.  The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses (including any Financing Coordination Fee) shall be reasonable, and shall not exceed an amount equal to four and one-half percent (4.5%) of the Contract Purchase Price, or,~~

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~~in the case of a Mortgage, four and one-half percent (4.5%) of the funds advanced; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~SECTION 8.12 FINANCING COORDINATION FEE.  The Company may pay the Advisor and its Affiliates fees for services provided in connection with the origination or refinancing of Mortgages the Company obtains, the proceeds of which are used to acquire Assets, or that are assumed, directly or indirectly, in connection with the acquisition of Assets; provided however that such financing coordination fee shall equal one percent (1.0%) of the amount available and/or outstanding under the Mortgages.~~

~~SECTION 8.13 ASSET MANAGEMENT FEE.  The Company may pay the Advisor and its Affiliates fees for the Advisor’s management of the Company’s Assets; provided, however, that such asset management fees shall equal 0.75% per annum of the purchase price of each property plus costs and expenses incurred by the Advisor in providing asset management services; provided, further, however, that no Asset Management Fee will be payable on assets acquired using the proceeds from any Private Offering of preferred stock until the Company has sufficient cash flow to pay dividends on such preferred stock. This fee is payable in advance for the year.~~

~~SECTION 8.14 REIMBURSEMENT FOR TOTAL OPERATING EXPENSES.  Notwithstanding the foregoing, the Company shall not reimburse the Advisor at the end of each fiscal quarter in which Total Operating Expenses incurred by the Advisor for the four consecutive fiscal quarters then ended (the “Expense Year”) exceed (the “Excess Amount”) the greater of two percent (2%) of Average Invested Assets or twenty five percent (25%) of Net Income (the “2%/25% Guidelines”) for such year. Any Excess Amount paid to the Advisor during a fiscal quarter shall be repaid to the Company or, at the option of the Company, subtracted from the Total Operating Expenses reimbursed during the subsequent fiscal quarter. If there is an Excess Amount in any Expense Year and the Independent Directors determine that such excess was justified based on unusual and nonrecurring factors which they deem sufficient, then the Excess Amount may be carried over and included in Total Operating Expenses in subsequent Expense Years and reimbursed to the Advisor in one or more of such years, provided that there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such excess expenses were justified. Such determination shall be reflected in the minutes of the meetings of the Board. All figures used in the foregoing computation shall be determined in accordance with GAAP applied on a consistent basis.~~

~~SECTION 8.15 REIMBURSEMENT LIMITATION.  The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~SECTION 8.16 NO FEES UPON INTERNALIZATION.  If the Board elects to internalize any management services provided by the Advisor, neither the Company nor the Operating Partnership shall pay any compensation or other remuneration to the Advisor or its Affiliates in connection with such internalization of management services.~~

~~ARTICLE IX~~

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~SECTION 9.1 REVIEW OF OBJECTIVES.  The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

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~~SECTION 9.2 CERTAIN PERMITTED INVESTMENTS.  Until such time as the Common Shares are Listed, the following shall apply:~~

~~(i) The Company may invest in Assets.~~

~~(ii) The Company may invest in Joint Ventures with the Sponsor, the Advisor, one (1) or more Directors or any of their Affiliates only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(iii) Subject to any limitations in Section 9.3, the Company may invest in equity securities, provided that if such equity securities are not traded on a national securities exchange or included for quotation on an inter-dealer quotation system, such investment shall be permitted only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~SECTION 9.3 INVESTMENT LIMITATIONS.  Until such time as the Common Shares are Listed, the following investment limitations shall apply. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:~~

~~(i) Not more than ten percent (10%) of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate assets and Mortgages.~~

~~(iii) Except for those Mortgages insured or guaranteed by a government or government agency, the Company shall not invest in or make any Mortgage if the transaction is with the Advisor, the Sponsor, any Director or any Affiliate thereof, unless an appraisal is obtained concerning the underlying property from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(iv) The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by the Board, including a majority of the Independent Directors, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.~~

~~(v) The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to liens or other indebtedness of the Advisor, the Sponsor, any Director or any Affiliate of the Company.~~

~~(vi) The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; (D) options or warrants to purchase Shares to the Advisor, the Directors, the~~

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~~Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public; or (E) equity securities that are assessable after the receipt of the consideration for which the Board authorized their issuance. Options or warrants may be issued to persons other than the Advisor, the Directors, the Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered Share bears to the book value of each outstanding publicly held Share.~~

~~(vii) A majority of the Directors or a majority of a duly authorized committee of the Board shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.~~

~~(viii) The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(ix) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.~~

~~(x) The Company shall not invest in real estate contracts of sale unless such contracts are in recordable form and appropriately recorded in the chain of title.~~

~~(xi) The Company will not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any of the Directors or any of the Company’s executive officers.~~

~~(xii) The Company will not invest in any equity securities (including any preferred equity securities) of another entity that are not traded on a national securities exchange or included for quotation on an inter-dealer quotation system unless a majority of disinterested Directors, including a majority of disinterested Independent Directors, approves the transaction as being fair, competitive and commercially reasonable, other than equity securities of a REIT or other real estate company. Investments in entities affiliated with the Advisor, the Sponsor, any Director, or any of their Affiliates shall be subject to the restrictions on joint venture investments set forth in Section 9.2(ii).~~

~~(xiii) The Company shall not engage in any short sale.~~

~~(xiv) The Company shall not engage in trading, as opposed to investment activities.~~

~~(xv) The Company shall not engage in underwriting activities or distribute, as agent, securities issued by others.~~

~~(xvi) The Company shall not invest in foreign currency or bullion.~~

~~(xvii) The aggregate amount of borrowing shall not exceed three hundred percent (300%) of the Company’s Net Assets as of the date of the borrowing, which is generally expected to be approximately 75% of the cost of the Company’s investments, unless the excess is approved by a majority of the Independent Directors and disclosed to the Stockholders in the Company’s next quarterly report to Stockholders following such borrowing along with justification for such excess. This limitation, however, shall not apply to individual real estate assets or investments.~~

~~(xviii) The Company shall not make investments in assets located outside of the United States.~~

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~~(xix) The Company shall not make an investment in a property or mortgage loan if the related Acquisition Fees and Acquisition Expenses (including any Financing Coordination Fee) are unreasonable or exceed four and one-half percent (4.5%) of the purchase price of the property or, in the case of a mortgage loan, four and one-half percent (4.5%) of the funds advanced.~~

~~(xx) The Company shall not acquire securities in any entity holding investments or engaging in activities prohibited by the restrictions on investments set forth in the foregoing clauses (i) through (xix) of this Section 9.3.~~

~~ARTICLE X~~

~~CONFLICTS OF INTEREST~~

~~SECTION 10.1 SALES AND LEASES TO THE COMPANY.  The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, an Officer or any Affiliate thereof or certain of our Stockholders upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) that such transaction is fair and reasonable to the Company and (ii) that such transaction is at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director, Officer, Stockholder or Affiliate or, if the price to the Company is in excess of such cost, substantial justification exists for the excess and the excess is reasonable. In no event shall the purchase price paid by the Company for any such Asset exceed the Asset’s current appraised value.~~

~~SECTION 10.2 SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES.  An Advisor, the Sponsor, a Director, an Officer or any Affiliate thereof or certain of our Stockholders may only purchase or lease Assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.~~

~~SECTION 10.3 OTHER TRANSACTIONS.~~

~~(i) The Company shall not engage in any other transaction with the Sponsor, a Director, the Advisor or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.~~

~~(ii) The Company shall not make loans to the Sponsor, the Advisor, a Director, an Officer or any Affiliates thereof or certain of our Stockholders except Mortgages pursuant to Section 9.3(iii) hereof or loans to wholly owned subsidiaries of the Company. The Sponsor, the Advisor, the Directors, the Officers and any Affiliates thereof and certain of our Stockholders shall not make loans to the Company, or to joint ventures in which the Company is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.~~

~~(iii) The Company may enter into joint ventures with the Sponsor or its Affiliates provided that (a) a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and (b) the investment by the Company is on substantially the same terms as those received by other joint venturers.~~

~~SECTION 10.4 CONFLICT RESOLUTION PROCEDURES.~~

~~(i) Before the Advisor may take advantage of an investment opportunity for its own account or recommend it to others, the Advisor is obligated to present such opportunity to the Company if (a) such opportunity is compatible with the Company’s investment objectives and policies, (b) such opportunity is of a character which could be taken by the Company, and (c) the Company has the financial resources to take advantage of such opportunity.~~

~~(ii) In the event that an investment opportunity becomes available that is suitable for both the Company and a public or private entity with which the Advisor or its Affiliates are affiliated for which both entities have sufficient uninvested funds, and the requirements of Section 10.4(i) above have been satisfied, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be~~

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~~offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one (1) entity, the Board and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity’s investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the Board and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisors or its Affiliates will make the investment. It shall be the duty of the Board, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of Assets is applied fairly to the Company.~~

~~ARTICLE XI~~

~~STOCKHOLDERS~~

~~SECTION 11.1 MEETINGS OF STOCKHOLDERS.  There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice on a date that is within a reasonable period of time following the distribution of the Company’s annual report to Stockholders, but not less than thirty (30) days after delivery of such report. The directors, including the independent directors, shall take reasonable steps to ensure that such notice is provided. The holders of a majority of Shares entitled to vote, present in person or by proxy, at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the Chairman of the Board, the President, the Chief Executive Officer, a majority of the Directors or a majority of the Independent Directors, and shall be called by the Secretary of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the Secretary of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial investment in Property; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

~~SECTION 11.2 VOTING RIGHTS OF STOCKHOLDERS.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 6.1, 6.4, 6.6 and 11.1 hereof; (b) amendment of the Charter, without the necessity for concurrence by the Board, as provided in Article XIII hereof; (c) dissolution of the Company, without the necessity for concurrence by the Board; (d) to the extent~~

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~~required under Maryland law, merger or consolidation of the Company or the sale or other disposition of all or substantially all of the Company’s assets; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the initial investment in property; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

~~SECTION 11.3 EXTRAORDINARY ACTIONS.  Notwithstanding~~Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

~~SECTION 11.4 VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES.  With respect to Shares owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~

~~SECTION 11.5 RIGHT OF INSPECTION.  Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 11.6 ACCESS TO STOCKHOLDER LIST.  An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose, other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is~~

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~~not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 11.7 REPORTS.  The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

~~SECTION 11.8 TENDER OFFERS.  If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply will all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding Shares; provided, however, that unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Company’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased Shares to the Company. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section 11.8. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.8 shall be of no force or effect with respect to any Shares that are then Listed.~~

ARTICLE IX~~ARTICLE XII~~

LIABILITY OF STOCKHOLDERS, DIRECTORS~~, ADVISORS AND AFFILIATES; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~ AND OFFICERS

SECTION 9.1 ~~SECTION 12.1~~ LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability

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whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder. ~~All Shares issued to Stockholders shall be non-assessable.~~

SECTION 9.2 ~~SECTION 12.2~~ LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(a) ~~Subject to the limitations set forth under~~To the maximum extent that Maryland law ~~or in paragraph (c) or (d) below, no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2~~9.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2~~9.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) ~~Subject to the limitations set forth under~~The Company shall have the power, to the maximum extent permitted by Maryland law ~~or in paragraph (c) or (d) below, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company ~~and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity,~~or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise ~~and who is made or threatened to be made a party to the proceeding~~from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in that capacity ~~or (iii) the Advisor of any of its Affiliates acting as an agent of the Company. The rights to indemnification and advance of expenses provided hereby shall vest immediately upon election of a Director or officer. The Company may~~. The Company shall have the power, with the approval of the Board ~~or any duly authorized committee thereof~~, to provide such indemnification and ~~advance for~~advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company. ~~The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~(c) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(d) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless one (1) or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement~~

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~~of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~SECTION 12.3 PAYMENT OF EXPENSES.  The Company may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with a written affirmation of the Indenmitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2, (iii) the proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iv) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct.~~

SECTION 9.3 ~~SECTION 12.4~~ EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.   Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE X ~~ARTICLE XIII~~

AMENDMENTS

The Company reserves the right from time to time to make any amendment to ~~its~~the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except ~~for~~ as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in ~~this~~the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter~~, including, without limitation, (i) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (ii) any amendment to Sections 6.2, 6.5 and 6.6 of Article VI, Article IX, Article X, Article XII, Article XIV, Article XV and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections)~~. However, any amendment to the second sentence of Section 6.2 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

~~ARTICLE XIV~~

~~ROLL-UP TRANSACTIONS~~

~~(i) In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of~~

31

~~Section 11 of the Securities Act, and comparable provisions under state laws for any material misrepresentations or omissions in the appraisal. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one (1) of the following:~~

~~(I) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(II) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~(ii) The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Article XI hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of Common Shares.~~

~~ARTICLE XV~~

~~DURATION~~

~~If the Board has not determined to pursue a Liquidity Event by the fifth anniversary of the Termination of the Initial Public Offering, the Board shall adopt a resolution declaring that a proposed liquidation of the Company is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (a “Plan of Liquidation”) and directing that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders; provided, however, that the adoption of a Plan of Liquidation by the Board and the submission thereof to the Stockholders may be postponed if a majority of Directors, including a majority of Independent Directors, determines that a liquidation is not then in the best interest of the Stockholders. If the adoption of a Plan of Liquidation and the submission thereof to the Stockholders is so postponed, the Board shall reconsider whether the liquidation is in the best interest of the Stockholders at least annually, and further postponement of the adoption of a Plan of Liquidation and the submission thereof to the Stockholders shall only be permitted if a majority of Directors, including a majority of Independent Directors, again determines that a liquidation would not be in the best interest of the Stockholders. If the Board adopts a Plan of Liquidation and the Stockholders do not approve such Plan of Liquidation, (a) the Company shall continue operating, and (b) upon the written request of Stockholders owning in the aggregate not less than ten percent (10%) of the then outstanding Common Shares, the Board shall resubmit a Plan of Liquidation for consideration by proxy statement to the Stockholders up to once every two (2) years. If the Board adopts a Plan of Liquidation and the Stockholders approve a Plan of Liquidation, the Board shall commence an orderly liquidation of the Assets pursuant to such Plan of Liquidation. If a Listing occurs on or before the fifth anniversary of the Termination of the Initial Public Offering, the Company shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.~~

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THIRD:  The amendment and restatement of the charter as ~~hereinabove~~herein set forth have been duly advised by the Board of Directors ~~of the Company~~ and approved by the stockholders of the Company as required by law.

FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Company and the names of the directors currently in office are as set forth in Section 6.1 of Article VI of the foregoing amendment and restatement of the charter.

SEVENTH:  The ~~total number of shares of stock which the Company had authority to issue immediately prior to the foregoing amendment and restatement of the charter was 100,000 shares, $0.01 par value per share, all of one (1) class. The aggregate par value of all shares of stock having par value was $1,000. The total number of shares of stock which the Company has authority to issue pursuant to the foregoing amendment and restatement of the charter is 350,000,000, consisting of 300,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $3,500,000.EIGHTH: The~~ undersigned ~~Chief Executive Officer~~ acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned ~~Chief Executive Officer~~ acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, ~~American Realty Capital~~ New York ~~Recovery~~ REIT, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its Treasurer and Secretary, on this    day of         ,  ~~2009.~~2014.

~~ATTEST:~~

~~By: Name: Brian S. Block Title: Secretary~~	By: Name: Nicholas S. Schorsch Title: Chief Executive Officer
ATTEST:
By: Name: Edward M. Weil, Jr. Title: Treasurer and Secretary	By: Name: Michael A. Happel Title: President

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NYRT
NEW YORK REIT

PO BOX 55909, BOSTON, MA 02205-5909

Your Vote is Important!

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Please go to the electronic voting site at www.2voteproxy.com/arc. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

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Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

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Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail
Remember to sign and date the form below.
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PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

NEW YORK REIT, INC.
Annual Meeting of Stockholders
May 29, 2014 at 10:15 AM
This proxy is solicited by the Board of Directors

The undersigning hereby appoints Edward M. Weil, Jr. and James A. Tanaka, or one of them, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of New York REIT, Inc. (the "Company") to be held at the Core Club, located at 66 E. 55th Street, New York, NY 10022, at 10:15 a.m. (local time) on Thursday, May 29, 2014, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL PROPOSALS. EACH OF PROPOSALS NO. 3 THROUGH 10 ARE CONDITIONED ON APPROVAL OF EVERY OTHER OF PROPOSALS NO. 3 THROUGH 10; THEREFORE, AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR A VOTE "AGAINST" ANY OF PROPOSALS NO. 3 THROUGH 10 WILL HAVE THE EFFECT OF A VOTE "AGAINST" THAT PROPOSAL AND ALL THE REMAINDER OF PROPOSALS NO. 3 THROUGH 10. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Stock Owner signature ______________________ Date

Co-Owner signature ______________________ Date

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YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, Annual Report is/ are available at:
www.2voteproxy.com/arc

Please mark box(es) as shown in this example. ☒

The Board of Directors recommends you vote FOR the following:

		FOR	AGAINST	ABSTAIN
1.	Election of Directors			
1a.	Nicholas S. Schorsch	☐	☐	☐
1b.	William M. Kahane	☐	☐	☐
1c.	Scott J. Bowman	☐	☐	☐
1d.	William G. Stanley	☐	☐	☐
1e.	Robert H. Burns	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Grant Thornton LLP as the Company's Independent Auditor for 2014	☐	☐	☐
3.	Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Regarding the Company's Equity Stock and Stockholders	☐	☐	☐
4.	Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Regarding the Company's Board of Directors	☐	☐	☐
5.	Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Limiting and Regulating Certain Powers of the Company	☐	☐	☐
6.	Approval of Proposed Amendments to the Charter to Revise or Add Provisions Restricting Transfer and Ownership of Shares	☐	☐	☐
7.	Approval of Proposed Amendments to the Charter to Remove Provisions Stating that the Guidelines Control Interpretation of the Company's Charter	☐	☐	☐
8.	Approval of Proposed Amendments to the Charter Relating to the Nonassessable Status and Vote Per Share of Common Stock	☐	☐	☐
9.	Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Relating to the Company's Sponsor, Advisor and their Affiliates	☐	☐	☐
10.	Approval of Proposed Amendments Regarding Conforming Changes and Other Ministerial Modifications to and Restatement of the Charter	☐	☐	☐

NOTE: Other business may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

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